UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
CORVEL CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, August 7, 2025

To the Stockholders of CorVel Corporation:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of CorVel Corporation, a Delaware corporation (the “Company,” “we,” “us,” or “our”), to be held on Thursday, August 7, 2025, at 8:30 a.m. Pacific time, or at any postponement or adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at 4330 SE International Way, Milwaukie, Oregon 97222. This notice and the attached proxy statement (the “Proxy Statement”) describe the formal business to be transacted at the Annual Meeting.

We are furnishing proxy materials over the Internet. You may read, print, and download the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, at https://materials.proxyvote.com/221006. On or about June 24, 2025, we mailed a notice of internet availability of proxy materials (the “Notice”), which provides instructions regarding how to access the proxy materials and vote your shares. The Notice also explains how to request a paper copy of the proxy materials. If you requested to receive the proxy materials via email, you should have received an email with voting instructions and links to these materials on the Internet.

The accompanying Proxy Statement provides information regarding the following matters we are asking you to consider and vote upon at the Annual Meeting:

1.	to elect six directors to serve until the annual meeting of stockholders to be held in 2026, or until his or her successor has been duly elected and qualified;

2.	to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026; and

3.	to approve the 2025 Stock Incentive Plan.

We may also ask you to consider and vote upon any other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof. However, as of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in the Proxy Statement.

The Board of Directors of the Company (the “Board”) has set June 13, 2025, as the record date for the Annual Meeting. Only stockholders of record of our common stock as of the close of business on that date will be able to attend, vote and submit questions during the Annual Meeting.

The Board has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote “FOR ALL” of the director nominees listed in Proposal No. 1 and “FOR” Proposal Nos. 2 and 3.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions regarding how to vote your shares, please refer to the Notice, and the additional

i

information in the accompanying Proxy Statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

On behalf of the Board, and the officers and employees of the Company, I would like to take this opportunity to thank you for your continued support.

By order of the Board of Directors,

RICHARD J. SCHWEPPE

Secretary

Fort Worth, Texas

June 24, 2025

CORVEL CORPORATION

2025 PROXY STATEMENT SUMMARY

This summary highlights information included elsewhere in this Proxy Statement. It does not contain all of the information you should consider before voting, and you should read the entire Proxy Statement before voting.

Annual Meeting Information

Date and Time: Thursday, August 7, 2025, at 8:30 a.m. Pacific time

Location: The Annual Meeting will be held at 4330 SE International Way, Milwaukie, Oregon 97222.

Record Date: The Board has set June 13, 2025, as the record date for the Annual Meeting. Only stockholders of record of our common stock as of the close of business on that date will be able to attend, vote and submit questions during the Annual Meeting. As of the record date, there were 51,440,930 shares of common stock outstanding and entitled to vote.

Voting Matters and Board Recommendations

NUMBER	PROPOSAL	BOARD VOTING RECOMMENDATION	PAGE NUMBER FOR ADDITIONAL INFORMATION
1	To elect six directors, each to serve until the 2026 Annual Meeting or until his or her successor has been duly elected and qualified	“FOR ALL” DIRECTOR NOMINEES	8

2	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026	“FOR”	19

3	To approve the 2025 Stock Incentive Plan	“FOR”	21

We may also consider and vote upon any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

Voting Methods

If you are a stockholder of record, you can vote your shares using any of the following methods:

Internet: Visit www.proxyvote.com until 11:59 p.m. Eastern time on Wednesday, August 6, 2024.

Toll-Free Telephone: Call 1-800-690-6903 until 11:59 p.m. Eastern time on Wednesday, August 6, 2024.

Mail: Complete and return your proxy card in the postage-paid envelope we have provided or return it to Vote Processing c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.

At the Annual Meeting: You may vote in person during the Annual Meeting using the ballot we provide.

If you are a “beneficial owner” holding your shares in “street name” through a bank, broker, dealer or other nominee), you may vote in accordance with the voting instruction form provided by your bank, broker, dealer or other nominee.

Director Nominees (Proposal No. 1)

Name	Age	Director Since	Independent	Audit Committee	Nomination and Governance Committee	Compensation Committee
Michael G. Combs	61	2024

Joanna C. Burkey	50	2024	✓	•

Steven J. Hamerslag	68	1991	✓	•	•

Alan R. Hoops	77	2003	✓	•		•

R. Judd Jessup	77	1997	✓	•

Jeffrey J. Michael	68	1990	✓		•	•

The Board unanimously recommends that stockholders vote “FOR ALL” of the director nominees.

Auditor Ratification (Proposal No. 2)

The Audit Committee has appointed Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026. The Board unanimously recommends that stockholders vote “FOR” this proposal.

Approval of the 2025 Stock Incentive Plan (Proposal No. 3)

The Board is seeking stockholder approval of the 2025 Stock Incentive Plan. The Board unanimously recommends that stockholders vote “FOR” this proposal.

Corporate Governance Highlights

We are committed to sound corporate governance, which strengthens the accountability of the Board and promotes the long-term interests of our stockholders. The list below highlights certain of our corporate governance practices during our fiscal year ended March 31, 2025:

•	The Board is declassified and directors are elected annually.

•	Five of the six directors serving on the Board are independent.

•	A new Chairman of the Board appointed during fiscal year 2025 reflects governance refreshment.

•	Our Lead Independent Director has well-defined rights and responsibilities and is separate from the Chairman of the Board.

•	All standing committees consist of fully independent members.

•	The Board has comprehensive risk oversight practices, including for cybersecurity, data privacy compliance, and strategy.

CORVEL CORPORATION

PROXY STATEMENT

FOR THE

2025 ANNUAL MEETING OF STOCKHOLDERS

v

CORVEL CORPORATION

PROXY STATEMENT

FOR THE

2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (this “Proxy Statement”) is being furnished to the stockholders of CorVel Corporation, a Delaware corporation (the “Company,” “CorVel,” “we,” “us,” or “our”), on behalf of the board of directors of the Company (the “Board”) in connection with the solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Thursday, August 7, 2025, at 8:30 a.m. Pacific time, or at any adjournment or postponement or thereof. The Annual Meeting will be held at 4330 SE International Way, Milwaukie, Oregon 97222.

Notice of Internet Availability of Proxy Materials

Instead of mailing printed copies to each of our stockholders, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (our “2025 Annual Report”), over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. We believe this method enhances the efficiency of the delivery process, reduces costs, and minimizes the environmental impact of our Annual Meeting. Accordingly, on or about June 24, 2025, we mailed to our stockholders a notice of Internet availability of proxy materials (the “Notice”), which provides instructions regarding how to access the proxy materials on the Internet, how to vote upon the proposals set forth in this Proxy Statement, and how to request paper copies of the Proxy Statement and our 2025 Annual Report. If you received a Notice by mail but would prefer to receive printed copies of our proxy materials, please follow the instructions contained in the Notice.

You may read, print and download the proxy materials at https://materials.proxyvote.com/221006.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Please carefully review the following, which is intended to provide general information about the Annual Meeting, including the date and time of the Annual Meeting, the quorum requirement, the proposals to be voted upon, the methods available for voting your shares, and the votes required to adopt the proposals. This information is also intended to provide you with the specific information that is required to be provided under the rules and regulations of the SEC. If you have questions about the information provided, or would like to request additional information about the Annual Meeting or the proposals to be voted upon, refer to the section entitled “Whom should I contact with other questions?”

Why did I receive these materials?

The Board is soliciting your proxy to vote at the Annual Meeting or any adjournment or postponement thereof. You should review the proxy materials carefully as they give important information about the proposals that will be voted upon at the Annual Meeting, as well as other information regarding the Company. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in the section entitled “How do I vote my shares?”

What proposals am I being asked to vote upon at the Annual Meeting?

NUMBER	PROPOSAL	BOARD VOTING RECOMMENDATION
1	To elect six directors, each to serve until the annual meeting of stockholders to be held in 2026 (our “2026 Annual Meeting”) or until his or her successor has been duly elected and qualified	“FOR ALL” DIRECTOR NOMINEES

2	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026	“FOR”

3	To approve the 2025 Stock Incentive Plan	“FOR”

We may also consider and vote upon any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

If you properly complete and submit your proxy voting instructions, the persons named as proxyholders will vote your shares in accordance with your instructions. If you submit proxy voting instructions, but do not direct how your shares should be voted on each item, the persons named as proxyholders will vote your shares in accordance with the recommendations of our Board as described above. Richard J. Schweppe and Sharon O’Connor are the designated proxyholders.

Who can vote at the Annual Meeting?

Only our stockholders at the close of business on June 13, 2025 (the “Record Date”) will be entitled to attend and vote at the Annual Meeting and any adjournment or postponement thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive office and at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your representation at the Annual Meeting.

•

Holders of Record – If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are a “holder of record.” As a holder of record, you may vote at the Annual Meeting, or you may vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice. If you are a holder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by the Board on all matters described in this Proxy Statement. Richard J. Schweppe and Sharon O’Connor are the designated proxyholders.

•

Beneficial Owners – If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, if you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy or obtain a control number from your bank, broker, dealer or other nominee. Please contact your nominee directly for additional information.

What are the voting rights of the holders of our common stock?

As of the Record Date, we had 51,440,930 shares of common stock outstanding and approximately 630 holders of record. Each share of common stock issued and outstanding on the Record Date is entitled to one vote per share on any matter that is submitted for stockholder approval. As of the Record Date, we had no shares of preferred stock outstanding. Cumulative voting is not permitted with respect to the election of directors.

What constitutes a quorum for the Annual Meeting?

The presence at the Annual Meeting, or represented by proxy, of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote as of the Record Date will constitute a quorum, permitting business to be conducted at the Annual Meeting.

The inspector of election appointed for the Annual Meeting will determine the number of shares of common stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies. The inspector of election will also count and tabulate ballots and votes and determine the voting results. Properly voted proxies received but marked as abstentions, shares for which authority is withheld, and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum. For additional information regarding broker non-votes, refer to the section entitled “What is the effect of broker non-votes on the proposals?”

What are the voting requirements to approve each of the proposals?

The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:

PROPOSAL	VOTING REQUIREMENT	EFFECT OF “WITHHOLD” VOTES, VOTES “AGAINST” AND ABSTENTIONS	EFFECT OF BROKER NON-VOTES
Proposal No. 1 To elect six directors to serve until the annual meeting of stockholders to be held in 2026, or until his or her successor has been duly elected and qualified	Requires a plurality vote of the shares present, in person or by proxy, at the Annual Meeting (assuming that a quorum is present). This means the six nominees receiving the highest number of votes at the Annual Meeting will be elected.	A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.	Broker non-votes will not count as votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.

Proposal No. 2 To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026	Requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting (assuming that a quorum is present).	An “ABSTAIN” vote will be included in the total number of shares present and entitled to vote on this proposal and will have the same effect as a vote “AGAINST” this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes on this proposal.

Proposal No. 3 To approve the 2025 Stock Incentive Plan	Requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting (assuming that a quorum is present).	An “ABSTAIN” vote will be included in the total number of shares present and entitled to vote on this proposal and will have the same effect as a vote “AGAINST” this proposal.	Broker non-votes will not count as votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.

What are broker non-votes?

If you are a beneficial owner of shares held in “street name” and do not give the bank, broker, dealer or other nominee that holds the shares specific voting instructions, the nominee may vote in its discretion on “routine” matters (such as Proposal No. 2). However, if the nominee that holds your shares does not receive voting instructions from you on how to vote your shares on a “non-routine” matter (such as Proposal No. 1 and Proposal No. 3), it will be unable to vote your shares on that matter. When this occurs, it is referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

How do I vote my shares?

•	Holders of Record – If you are a stockholder of record, you can vote your shares using any of the following methods:

By Internet	By Toll-Free Telephone	By Mail	In Person at the Annual Meeting
You may vote via the Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on Wednesday, August 6, 2025 (please have the Notice in hand when you visit the website).	You may vote by phone at 1-800-690-6903, 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on Wednesday, August 6, 2025 (please have the Notice in hand when you call).	If you requested a paper copy of this Proxy Statement, you may vote by completing and mailing the proxy card provided with this Proxy Statement in the postage-paid envelope we have provided, or return it to Vote Processing c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.	You may vote during the Annual Meeting using the ballot we provide.

•

Beneficial Owners – If you are a “beneficial owner” (that is, if you hold your shares in “street name” through a bank, broker, dealer or other nominee), you may vote in accordance with the voting instruction form provided by your bank, broker, dealer or other nominee. The availability of Internet or telephone voting will depend upon your nominee’s voting process. If you wish to vote during the Annual Meeting, you must first obtain a proxy from your bank, broker, dealer or other nominee authorizing you to vote.

Can I change my vote?

Yes, you may change your vote at any time before the polls are closed at the Annual Meeting. The giving of a proxy does not eliminate the right to vote during the Annual Meeting. Stockholders have the right to revoke their proxy at any time prior to the exercise of that proxy by following the instructions below.

•

Holders of Record – If you are a “holder of record,” you may change your vote by (i) voting again via the Internet or telephone, (ii) providing written notice of revocation to CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, Attention: Corporate Secretary, (iii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iv) attending the Annual Meeting and voting in person by ballot. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

•	Beneficial Owners – If you are a “beneficial owner” of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending and voting at the Annual meeting, which can be accomplished as described above.

Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of the Board as described above.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

When will the voting results of the Annual Meeting be announced?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.

Who pays for costs relating to the Proxy Materials and Annual Meeting?

The costs of preparing, assembling and mailing the proxy materials, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. No additional compensation will be paid to any such persons for such solicitation. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their reasonable out-of-pocket expenses in so doing.

What is the deadline for submitting a stockholder proposal or director nomination for the 2026 Annual Meeting?

A stockholder proposal intended for inclusion in our proxy statement and form of proxy for our 2026 Annual Meeting must be received at our principal executive offices at 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, Attention: Corporate Secretary, no later than the close of business on Tuesday, February 24, 2026.

Stockholders wishing to make a director nomination, or bring another proposal, to be considered at the 2026 Annual Meeting (but not included in our proxy materials) must provide written notice of such proposal to the Corporate Secretary at our principal executive offices no later than the close of business on Saturday, May 9, 2026. Pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if a stockholder proposal is received after Saturday, May 9, 2026, it will be considered untimely and our proxyholders will use their discretionary voting authority to vote the shares they represent as the Board may recommend. Any stockholder proposal or director nomination must comply with the other provisions of the Second Amended and Restated Bylaws of the Company (the “Bylaws”) and be submitted in writing to the Corporate Secretary at our principal executive offices.

In addition, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice in compliance with the universal proxy rules that sets forth the information required by Rule 14a-19 of the Exchange Act, no later than Monday, June 8, 2026, assuming we do not change the date of the 2026 Annual Meeting by more than 30 days from the anniversary of the Annual Meeting. If we change the date of the meeting by more than 30 days from the anniversary of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the tenth calendar day following the day on which we first make a public announcement of the date of such annual meeting.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, Attention: Corporate Secretary, Telephone: 1-817-390-1416.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, executive compensation decisions, or other future events. You can identify forward-looking statements with words such as “anticipate,” “believe,” “continue,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section entitled “Risk Factors,” and elsewhere, in our 2025 Annual Report. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements.

The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

Board Structure and Membership

We currently have six directors serving on our Board, each of whom has a term that expires at the Annual Meeting, and one vacancy. Our Fourth Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) provides that any additional directorships resulting from an increase in the number of directors, or the vacancy that currently exists on the Board, may be filled by a majority of the directors then in office. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, will serve for the remainder of the term of the vacated directorship and until the director’s successor is duly elected and qualified. We may reduce or increase the size of the Board by resolution adopted by the affirmative vote of a majority of the directors or by the affirmative vote of a majority of the outstanding common stock of the Company entitled to vote thereon.

Our Board has nominated each of the current Board members to stand for re-election at the Annual Meeting. If elected at the Annual Meeting, each director nominee will serve for a one-year term ending on the date of our 2026 Annual Meeting, or until his or her successor has been duly elected and qualified. The term may be shorter if such individual resigns, becomes disqualified or disabled, or is otherwise removed. Each nominee has indicated his or her willingness to serve as a director if elected. If any such nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxyholders may exercise discretionary authority to vote for a substitute person selected and recommended by our Nomination and Governance Committee and approved by the Board. If each director nominee is elected at the Annual Meeting, the Board will consist of six directors and one vacancy. Proxies cannot be voted for a greater number of individuals than the six nominees named.

Recommended Vote

The election of each of our director nominees requires a plurality vote of the shares of common stock present or represented by proxy at the Annual Meeting. This means the nominees receiving the highest number of votes at the Annual Meeting will be elected, even if those votes do not constitute a majority of the votes cast. Stockholders may vote “FOR ALL,” “WITHHOLD ALL,” or “FOR ALL EXCEPT” with respect to the director nominees nominated for election under this Proposal No. 1. A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

This proposal is considered a non-routine matter under applicable stock exchange rules. A bank, broker, dealer or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes cast on this proposal, and thus will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR ALL” OF THE DIRECTOR NOMINEES.

Information Regarding Director Nominees

The following table sets forth the director nominees recommended by our Nomination and Governance Committee, and nominated by the Board, to be elected as directors to serve until the 2026 Annual Meeting, or until his or her successor has been duly elected and qualified:

Name	Age	Position	Director Since
Michael G. Combs(1)	61	Chairman of the Board, Chief Executive Officer, and President	2024
Joanna C. Burkey(2)	50	Director	2024
Steven J. Hamerslag(2)(3)	68	Director	1991
Alan R. Hoops(2)(4)	77	Director	2003
R. Judd Jessup(2)	77	Director	1997
Jeffrey J. Michael(3)(4)	68	Director	1990

(1)

On November 26, 2024, V. Gordon Clemons retired as Chairman of the Board and as a member of the Board. Subsequently, on November 26, 2024, Mr. Combs was appointed to the Board and elected as Chairman of the Board effective immediately.

(2)	Member of the Audit Committee.
(3)	Member of the Nomination and Governance Committee.
(4)	Member of the Compensation Committee.

The following biographical information discloses the age, business experience and other directorships held during the past five years for our director nominees. It also includes the experiences, qualifications, attributes and skills that led to the conclusion that the individual should serve as our director.

Michael G. Combs. Mr. Combs has served as one of our directors and Chairman of the Board since November 2024. In January 2019, Mr. Combs was appointed as our Chief Executive Officer, and he has also served as our President since April 2017. Mr. Combs previously served as our Chief Information Officer from April 2015 to April 2017. Mr. Combs has been with the Company for 33 years, joining the Company initially as a software engineer in October 1991. His prior positions at the Company include Vice President of MedCheck Development, Vice President of Information Services, and Deputy Chief Information Officer. Prior to joining CorVel, he was with Science Applications International Corporation, a technology company, as a Software Engineer where he developed software for the Naval Oceans System Center. Mr. Combs holds a bachelor’s degree in computer science from San Diego State University. The Board believes Mr. Combs is qualified to serve as Chairman of the Board given his extensive knowledge of the Company and its operations, executive management experience, including his role as our Chief Executive Officer and President, and understanding of the healthcare cost containment and managed care industry.

Joanna C. Burkey. Ms. Burkey has served as one of our directors since August 2024. Ms. Burkey is a corporate director, former technology executive, and the founder of Flat Rock Strategic Advisory LLC (“Flat Rock Advisory”) since March 2024. She is an independent director and chair of the technology committee at Beyond Inc (NYSE: BYON) since March 2023 and an independent director and chair of the Finance and Audit committee at ReliabilityFirst Corporation since May 2021. At Flat Rock Advisory, Ms. Burkey provides advisory services to boards and executive teams in the areas of cybersecurity and digital transformation. Joanna worked in the cybersecurity and technology domain for thirty years, most recently as the Global CISO at HP Inc from 2020 to 2023. Prior to that she was Deputy CCSO and Global Cyber Defense Head for Siemens AG from 2018 to 2020 and CISO for Siemens Americas from 2015 to 2018. Her career has included executive positions in engineering, strategy, and digitalization and she has held roles based in both the US and Europe. Joanna holds NACD Directorship Certification from the National Association of Corporate Directors, is a certified Qualified Technology Expert with the Digital Directors Network and was previously a fellow with the Center for Strategic and International Studies in Washington D.C. Ms. Burkey holds an associate’s degree from South Plains College and a bachelor’s degree in computer science and mathematics from Angelo State University. Additionally,

Ms. Burkey holds a certificate in Applied AI from Northwestern Kellogg School of Business. The Board believes Ms. Burkey’s corporate directorships and cybersecurity experience greatly enhances composition and skillset of the Board.

Steven J. Hamerslag. Mr. Hamerslag has served as one of our directors since May 1991. Mr. Hamerslag has been Managing Partner of TVC Capital, a venture capital firm, since April 2006. Mr. Hamerslag also currently serves as a director of four private companies: Celigo, since December 2015, Creator IQ, since January 2019, eVisit, since September 2020, and SpotHopper LLC, since November 2021. Mr. Hamerslag has over 40 years of experience starting, growing, and leading high tech enterprises. His knowledge of enterprise technology solutions is further leveraged by his extensive sales, marketing, and general management experience having started and acted as CEO of two publicly held companies. Mr. Hamerslag served as the President and Chief Executive Officer of J2Global Communications, a publicly held unified communication services company, from June 1999 until January 2001. Mr. Hamerslag served as the Chief Executive Officer of MTI Technology Corporation, a publicly held manufacturer of enterprise storage solutions, from 1987 to 1996. Mr. Hamerslag holds a bachelor’s degree in economics from the University of California, Berkeley. The Board believes Mr. Hamerslag’s valuable business, leadership and executive management experience, particularly in the technology industry, qualifies him to serve as a director.

Alan R. Hoops. Mr. Hoops has served as one of our directors since May 2003. Mr. Hoops has been Executive Chairman of Health Essentials, a physician medical group specializing in hospice care, pharmacy and durable medical equipment services for medically complex and frail-elderly patients, since 2012. Mr. Hoops was Chairman of the Board and Chief Executive Officer of CareMore California Health Plan, a health maintenance organization, from March 2006 to February 2012. Mr. Hoops was Chief Executive Officer and a Director of Pacificare Health Systems, Inc., a national health consumer services company, from 1993 to 2000. Mr. Hoops has 46 years of experience in the healthcare and managed care industries. Mr. Hoops holds a bachelor’s degree in psychology from the University of California, Los Angeles, and a master’s degree in health administration from the University of Washington. The Board believes Mr. Hoops’ experience as the Chief Executive Officer and Director of Pacificare Health Systems, Inc., combined with his strong operational and strategic background and extensive public company experience, qualifies him to serve as a director.

R. Judd Jessup. Mr. Jessup has served as one of our directors since August 1997. Mr. Jessup was Chief Executive Officer of CombiMatrix Corporation, a molecular diagnostics laboratory, from August 2010 to March 2013. Mr. Jessup was Chief Executive Officer of U.S. LABS, a national laboratory which provides cancer diagnostic and genetic testing services, from 2002 to 2005. Mr. Jessup was President of the HMO Division of FHP International Corporation, a diversified health care services company, from 1994 to 1996. From 1987 to 1994, Mr. Jessup was President of TakeCare, Inc., a publicly held HMO operating in California, Colorado, Illinois and Ohio, until it was acquired by FHP. Mr. Jessup has 44 years of experience in the healthcare and managed care industries. Mr. Jessup was a director of CombiMatrix Corporation from August 2010 to November 2017, a director of Xifin, Inc., a laboratory billing systems company, from January 2006 to August 2013, a director of Superior Vision Services, a national managed vision care plan, from December 2007 to April 2012, and a director of Accentcare from October 2005 to February 2008. Mr. Jessup holds a bachelor’s in biology from Knox College and a Master of Business Administration in marketing from University of Denver. The Board believes Mr. Jessup is qualified to serve as a director because he has significant executive experience with the strategic, financial, and operational requirements of large health care services organizations, including serving as an Audit Committee chair, and brings to the Board senior leadership, health industry, and financial experience.

Jeffrey J. Michael. Mr. Michael has served as one of our directors since September 1990. Mr. Michael has been President, Chief Executive Officer and a Director of Corstar Holdings, Inc. (“Corstar”), one of our significant stockholders and a holding company owning equity interests in CorVel since December 1999. Mr. Michael holds a bachelor’s degree in economics and a master’s degree in finance from Northwestern University. The Board believes Mr. Michael’s experience as the President, Chief Executive Officer and Director of Corstar, combined with his strong operational and strategic background and extensive public company experience, qualifies him to serve as a director.

Consent to Serve

Each of the persons named above has consented to being named in this Proxy Statement and to serve as a director if elected, and our Board has no reason to believe any of the nominees will be unable or unwilling to serve as a director. If, however, any nominee withdraws or otherwise becomes unavailable to serve, our Board may decrease the size of our Board, or the proxies may be voted for the election of such other person as a director as our Board may recommend in place of the nominee.

Corporate Governance, Board Composition and Board Committees

Independent Directors

Our common stock is listed on The Nasdaq Global Select Market (“Nasdaq”). Under Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and corporate governance and nominating committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Further, Nasdaq listing standards provide that a director only qualifies as “independent” if, in the opinion of the listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director with that listed company.

To be considered independent pursuant to Rule 10A-3 and Nasdaq listing standards, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (a) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, or (b) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent pursuant to Rule 10C-1 and Nasdaq listing standards, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (a) the source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by the company to such director, and (b) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Board undertook a review of its composition, the composition of its committees, and the independence of our directors and director nominees and considered whether any director or director nominee has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director and director nominee concerning his or her background, employment, and affiliations, including family relationships, the Board has determined that each of Ms. Burkey and Messrs. Hamerslag, Hoops, Jessup, and Michael do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors and director nominees is “independent” as that term is defined under the applicable rules of the SEC and Nasdaq listing standards. Mr. Combs is not independent under Nasdaq’s listing standards since he is the Chief Executive Officer and President of the Company.

In making these determinations, the Board considered the current and prior relationships that each non-employee director and director nominee has with our Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and director nominee, and the transactions involving them described in the section entitled “Certain Relationships and Related-Person Transactions.”

No Agreements or Family Relationships

No arrangement or understanding exists between any of our directors, director nominees, or executive officers and any other person pursuant to which any of them were selected as our director, director nominees, or executive officer.

There are no family relationships among any of our directors, director nominees, or executive officers.

Involvement in Certain Legal Proceedings

There are no legal proceedings related to any of our directors, director nominees, or executive officers which are required to be disclosed pursuant to applicable SEC rules. To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) being subject to any order, judgment or decree, not subsequently reversed, suspended vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or (d) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Board Leadership Structure and Risk Oversight

The Board does not have a policy regarding the separation of the roles of the Chairman of the Board and Chief Executive Officer as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board from time to time. In determining the appropriate structure, the Board considers multiple factors, including our business and strategic needs and the composition of the Board. At this time, the Board has decided to combine the roles of the Chief Executive Officer and the Chairman of the Board. We believe the Company’s current leadership structure provides unified leadership and direction to the Company and helps better facilitate communication between the Board and management. Michael G. Combs, our Chairman of the Board, Chief Executive Officer, and President started at the Company as a software engineer in 1991. He has a deep understanding of the business and its operations and extensive knowledge of the Company and its growth strategy. Mr. Combs’ long-standing relationship with the Company provides him a unique perspective to identify and execute key opportunities for the success of the Company. While our Board structure fulfills the needs of the Company at the time, our Board regularly assesses the leadership structure and considers the advantages and disadvantages of combining the roles of the Chairman of the Board and Chief Executive Officer, taking into consideration the recommendations of the stockholders, as well as the Company’s needs at the time.

The Board has a policy that if the Chairman of the Board does not qualify as an independent director, the independent directors of the Board will select one of the independent directors to be the “Lead Independent Director.” Since our current Chairman of the Board does not qualify as an independent director, the Board has designated Mr. Jessup as the Lead Independent Director. The Lead Independent Director has the following duties and responsibilities: (a) acting as chair of the meetings of the independent directors; (b) working with the Chairman of the Board to ensure the Board has adequate resources, especially by way of full, timely, and relevant information to support its decision-making requirements; (c) serving as a conduit of information between the independent directors and the Chairman of the Board, the Chief Executive Officer and other members of management; (d) reviewing annually the purpose of the committees of the Board and through the Nomination and Governance Committee, recommending to the Board any changes deemed necessary or desirable to the purpose of the committees and whether any committees should be created or discontinued; (e) being available as a resource to consult with other Board members on corporate governance practices and policies; and (f) such other responsibilities and duties as the Board may designate. The Board believes this current leadership structure, in which the Chairman of the Board is held by one individual and an independent director acts as Lead Independent Director, provides for dynamic Board leadership and enhances our ability to execute our business and strategic plans, while maintaining strong independence for Board decisions and oversight.

The Board oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, the Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls. Risks related to our compensation programs are reviewed by the Compensation Committee and legal and regulatory compliance risks are reviewed by the Nomination and Governance Committee. The Board is advised by the committees of significant risks and management’s response through periodic updates.

In addition, the Board and the Audit Committee maintain oversight of the cybersecurity program to ensure risks to the Company are managed appropriately. Our Chief Information Security Officer (our “CISO”) is responsible for overseeing and implementing our cybersecurity program and enforcing our cyber security policy. We conduct regular assessments, measuring our exposure to cyber threats. These assessments form the basis for our cyber risk program. Our CISO is responsible for providing annual updates to the Board and to executive leadership. Our Chief Executive Officer will escalate any cybersecurity issues to the Board.

We believe our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks; are compatible with effective internal controls and the risk management practices of the Company; and are supported by the oversight and administration of our Compensation Committee with regard to executive compensation programs.

We believe the Board as a whole should encompass a range of talent, skill, diversity and expertise enabling it to provide sound guidance with respect to our operations and interests. In addition to considering a candidate’s background and accomplishments, our Nomination and Governance Committee reviews candidates in the context of the current composition of the Board and the evolving needs of our business. The Nomination and Governance Committee considers many forms of diversity in identifying director nominees to nominate directors with a variety of complementary skills and backgrounds so that as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business.

Cybersecurity Oversight

Our information security and cybersecurity program are based on a cybersecurity framework that is designed to protect against operational risks related to cybersecurity.

We have implemented a cybersecurity program to assess, identify, and manage risks from cybersecurity threats that could adversely and materially affect the confidentiality, integrity, and availability of our information and information systems. The Board and the Audit Committee maintain oversight of the cybersecurity program to ensure risks to the Company are managed appropriately, while our CISO is responsible for implementing our cybersecurity program and enforcing our cybersecurity policy. Our CISO, who reports to the Chief Executive Officer, is responsible for providing annual updates to the Board and to executive leadership. In addition, our

CISO partners closely with our Chief Information Officer (our “CIO”) and Chief Technology Officer (our “CTO”) and their respective organizations to execute defined functions within our cybersecurity program. Our CISO, CIO, and CTO each report directly to the Chief Executive Officer who, as appropriate, will escalate any cybersecurity issues to the Board. Our CISO and CIO both attend regular meetings with the executive officer team, including our Chief Executive Officer, Chief Financial Officer and other senior executive officers, and report on cybersecurity matters as appropriate. For more information about our cybersecurity risk management and strategy, please refer to Item 1C. Cybersecurity in Part I of our 2025 Annual Report.

Environmental, Social, and Governance

We are committed to conducting our business responsibly and in alignment with long-term value creation for our stakeholders. Our approach to environmental, social, and governance matters focuses on maintaining high standards of corporate governance, safeguarding data privacy and security, supporting the well-being and development of our employees, and operating in a manner that reflects ethical and sustainable business practices.

As part of our social commitment, we continue to foster a diverse, equitable and inclusive workplace, and these values are core to the Company’s values and instrumental in delivering stronger business growth. As of March 31, 2025, over one-third of our employees identify as racially or ethnically diverse. Additionally, over 79% of our employees identify as women, and 73% of the Company’s managers identify as women as of March 31, 2025. We believe diversity in our workforce enhances innovation, strengthens our organizational culture, and contributes to our operational success. We are committed to recruiting the most qualified people for the job and make employment decisions based on merit and business needs. Additionally, we believe in providing opportunities for career progression for our people and, as such, we strive to fill our open positions with internal talent whenever possible. Our Company’s greatest strength and resource is the talent of our employees.

To ensure our leaders and employees model fairness and inclusivity in their behaviors, our leaders have completed diversity, equity and inclusion training and such training is mandated for all employees. We are proud of having a diverse workforce and remain committed to increasing the empowerment of women and minorities across our operations.

Board Structure and Committees

The Board has a standing Audit Committee, Compensation Committee and Nomination, and Governance Committee. The Board and its committees set schedules to meet throughout the year and can also hold special meetings and act by written consent from time to time as appropriate. The independent directors of the Board also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present. The Board has delegated various responsibilities and authority to its committees as described below. The committees regularly report on their activities and actions to the full Board. Each member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq standards described above. Each committee of the Board has a written charter approved by the Board. A copy of each charter is posted on our website at https://www.corvel.com/company/investors under the Governance section. The inclusion of any website address in this Proxy Statement does not include or incorporate by reference the information on that website into this Proxy Statement or our 2025 Annual Report.

Audit Committee

The Audit Committee reviews and monitors our corporate financial statements and reporting and our internal and external audits. The committee’s purpose is to, among other things, oversee our internal controls and audit functions, the results and scope of the annual audit of our financial statements and other services provided by our independent registered public accounting firm, and our compliance with legal matters that have a significant impact on our financial statements. The committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters. In addition, the committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. In accordance with the Audit Committee’s charter and policies regarding transactions with related persons, all related-person transactions are approved or ratified by the committee. Please see the information set forth in the section entitled “Certain Relationships and Related-Person Transactions” in this Proxy Statement for additional details. The current members of our Audit Committee are Ms. Burkey and Messrs. Hamerslag, Hoops and Jessup, with Mr. Jessup serving as chairperson. The committee held four meetings by telephonic conference calls during our fiscal year ended March 31, 2025 (“fiscal year 2025”).

Each member of our Audit Committee meets the independence and experience standards set forth under applicable Nasdaq and SEC rules, and each member can read and understand fundamental financial statements. In addition, the Board has determined that Mr. Hamerslag qualifies as an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Compensation Committee

The Compensation Committee reviews and approves our general compensation policies and all forms of compensation to be provided to our executive officers and directors, including, among other things, annual salaries, bonuses, and stock option and other incentive compensation arrangements. The Compensation Committee also administers the CorVel Corporation Restated 1991 Employee Stock Purchase Plan (the “ESPP”) and the CorVel Corporation Restated Omnibus Incentive Plan (formerly the Restated 1988 Executive Stock Option Plan) (the “Omnibus Incentive Plan”), including reviewing and granting stock options. The Compensation Committee also reviews and approves various other issues related to our compensation policies and matters. The Compensation Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee consists solely of at least two independent members of the Compensation Committee. The current members of our Compensation Committee are Messrs. Hoops and Michael, with Mr. Hoops serving as chairperson. Ms. Macino was a member of our Compensation Committee during fiscal year 2025, but she is not standing for re-election as a member of the Board and will leave the Compensation Committee at the end of her current term. The Compensation Committee held one video teleconference meeting and acted by unanimous written consent on five occasions during fiscal year 2025.

The Compensation Committee, in collaboration with management is responsible to review the rewards that may be derived from our compensation program for all employees, including our executive officers, to assess whether the program encourages excessive or unnecessary risk-taking. We have assessed our compensation program and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Management assessed the Company’s executive and broad-based compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control, and the support of the programs and their risks to Company strategy. Although we reviewed all compensation programs, we focused on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout. Our egalitarian culture supports the use of base salary, performance-based compensation, and retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees. In most cases, the compensation policies and practices are centrally designed and administered and are substantially identical at each business unit. Field sales personnel are paid a base salary and a sales commission, but all of our executive officers are paid under the programs and plans for non-sales employees. Certain internal groups have different or supplemental compensation programs tailored to their specific operations and goals.

Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks; are compatible with effective internal controls and the risk management practices of CorVel; and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Nomination and Governance Committee

The Nomination and Governance Committee reviews and reports to the Board on a periodic basis regarding matters of corporate governance, and reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies. In addition, the committee reviews and makes recommendations to the Board regarding the size and composition of the Board and the appropriate qualities and skills required of our directors in the context of the then-current make-up of the Board. This includes an assessment of each candidate’s independence, personal and professional integrity, diversity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve us and our stockholders’ long-term interests. These factors, and others as considered useful by the committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nomination and Governance Committee and of the Board may change from time to time to consider changes in business and other trends, as well as the portfolio of skills and experience of current and prospective directors. Although the committee does not have a formal policy with respect to diversity, it has a well-established process to identify director nominees and, as indicated above, considers diversity when evaluating candidates for director nominees.

The Nomination and Governance Committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board (subject to legal rights, if any, of third parties to nominate or appoint directors). Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates who meet the minimum qualifications approved by the Board, including: (i) high personal and professional integrity; (ii) financial literacy or other professional or business experience relevant to an understanding of the Company and its business; (iii) an ability to think and act independently and with sound judgment; and (iv) an ability to be effective, in conjunction with the other director nominees, in collectively serving the long-term interests of the Company and its stockholders.

Candidates for nomination to the Board typically have been suggested by other members of the Board or by our executive officers. From time to time, the Nomination and Governance Committee may engage the services of a third-party search firm to identify director candidates. Each of the current nominees is standing for re-election at the Annual Meeting. The Nomination and Governance Committee selected these candidates and recommended their nomination to the Board. The committee has not received any nominations from any stockholders in connection with this Annual Meeting. The current members of the committee are Messrs. Hamerslag and Michael, with Mr. Michael serving as chairperson. The committee held one meeting during fiscal year 2025.

Although the Nomination and Governance Committee does not have a formal policy on stockholder nominations, it will consider candidates proposed by stockholders of any outstanding class of our capital stock entitled to vote for the election of directors, provided such proposal is in accordance with the procedures set forth in Article II, Section 13 of our Bylaws and in the charter of the Nomination and Governance Committee. Nominations by eligible stockholders must be preceded by notification in writing addressed to the Chairman of the Nomination and Governance Committee, care of our Secretary, at 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, not later than (a) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, or (b) with respect to the election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Our Bylaws and the charter of the

Nomination and Governance Committee require that such notification must contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee: (i) the name and address of the nominee; (ii) the name and address of the stockholder making the nomination; (iii) a representation that the nominating stockholder is a stockholder of record of our stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice; (iv) the nominee’s qualifications for membership on the Board; (v) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director pursuant to the rules and regulations of the SEC; (vi) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder; (vii) all other companies to which the nominee is being recommended as a nominee for director; and (viii) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as one of our directors, if elected.

All such recommendations will be brought to the attention of the Nomination and Governance Committee. Candidates proposed by stockholders will be evaluated by the Nomination and Governance Committee using the same criteria as for all other candidates.

Board and Committee Meetings

The Board held six meetings during fiscal year 2025, three of which were video teleconference meetings and the remaining of which were in-person meetings. The Board only acted by unanimous written consent one time during fiscal year 2025. Mr. Clemons and Ms. Macino attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board, and (b) the total number of meetings held by all committees of the Board on which such director served during fiscal year 2025. All other directors attended 100% of the aggregate meetings of the Board and committees on which they serve. Although we do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, directors are encouraged and expected to attend each of our annual meetings of stockholders in addition to each meeting of the Board and of the committees on which he or she serves, except where the failure to attend is due to unavoidable circumstances or schedule conflicts. All of our directors attended our 2024 annual meeting of stockholders.

Code of Ethics and Business Conduct

The Board has adopted a code of ethics and business conduct that applies to all of our employees, officers and directors. The full text of our code of ethics and business conduct is posted on our website at https://www.corvel.com/code-of-ethics. We intend to disclose future amendments to certain provisions of our code of ethics and business conduct, or waivers of such provisions, applicable to our directors and executive officers, at the same location on our web site identified above. The inclusion of any website address in this Proxy Statement does not include or incorporate by reference the information on that website into this Proxy Statement or our 2025 Annual Report.

Policies and Practices Related to the Grant of Certain Equity Awards
We do not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and do not time the public release of such information based on stock option grant dates. We generally grant equity awards on a quarterly basis. Our grants of stock options are awarded during an “open trading window.” During fiscal year 2025, we did not award options to any named executive officer during the period beginning four business days before and ending one business day after the filing of a period report on Form
10-Q
or Form
10-K
or the filing or furnishing of a current report on Form
8-K,
and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Insider Trading Policy and Hedging Transactions
We have an insider trading policy and procedures governing the purchase, sale and/or other dispositions of our securities that applies to all directors, officers, employees and certain other persons. It is also the Company’s policy to take appropriate steps to comply with applicable federal and state securities laws and regulations, as well as applicable stock exchange listing standards, when the Company engage in transactions in the Company’s securities. The Company believes its insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. Our insider trading policy prohibits our employees, officers and directors from hedging or offsetting the economic interest in our securities.
Communications from Stockholders to the Board
The Board has implemented a process by which stockholders may send written communications to the attention of the Board, any committee of the Board or any individual Board member. Any such communications should be sent to the following address: 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, Attention Corporate Secretary. This centralized process assists the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended
Board recipient should be noted in the communication. Our Corporate Secretary, with the assistance of our Vice President of Legal Services, is primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board. Any communications not forwarded to the Board will be retained for a period of three months and made available to any of our independent directors upon their general request to view such communications. There were no changes in this process in fiscal year 2025.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Haskell & White LLP served as our independent registered public accounting firm for fiscal year 2025. The Audit Committee has selected Haskell & White LLP to serve as our independent registered public accounting firm for fiscal year 2026. While stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or applicable SEC rules, the Audit Committee is submitting its selection to the stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the appointment, the Audit Committee will consider the selection of another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of our Company and stockholders.

Representatives of Haskell & White LLP attended or participated by telephone in all meetings of the Audit Committee held during fiscal year 2025. We expect that representatives of Haskell & White LLP will attend the Annual Meeting and will have the opportunity to make a statement, if they so desire, and respond to appropriate questions posed by stockholders.

Recommended Vote

The ratification of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026, requires the affirmative vote of the holders of our common stock representing a majority of the voting power present or represented by proxy at the Annual Meeting. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal No. 2. Abstentions will have the same effect as a vote “AGAINST” this proposal.

This proposal is considered a routine matter under applicable stock exchange rules. Because a bank, broker or other nominee may vote without instructions on this matter, we do not expect any broker non-votes to result for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING MARCH 31, 2026.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth approximate fees for services rendered by Haskell & White LLP, our independent registered public accounting firm, for the fiscal years ended March 31, 2025 and 2024:

Fees ($)	Fiscal Year 2024	Fiscal Year 2025
Audit Fees(1)	707,500	695,000
Audit-Related Fees(2)	22,000	21,000
Tax Fees(3)	—	—
All Other Fees(4)	10,325	10,670
Total Fees	739,825	726,670

(1)

Audit fees for the fiscal years ended March 31, 2025 and 2024 include fees associated with the audit of our consolidated financial statements, the assessment of our internal control over financial reporting, the review of the unaudited quarterly financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements and services for the relevant fiscal years.

(2)

Audit-related fees for the fiscal years ended March 31, 2025 and 2024 relate to fees for assurance and related services provided by Haskell & White LLP that are reasonably related to the performance of the audit or review of our financial statements.

(3)	Tax fees relate to professional services provided by Haskell & White LLP for tax compliance, tax advice, and tax planning.
(4)	All other fees relate to certain travel and other miscellaneous expenses incurred by Haskell & White LLP.

Determination of Independence

The Audit Committee has determined the provision of the above non-audit services by Haskell & White LLP was compatible with their maintenance of accountant independence.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves and reviews audit and permissible non-audit services performed by our independent registered public accounting firm as well as the fees charged by our independent registered public accounting firm for such services. In its pre-approval and review of permissible non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence. Under certain de minimis circumstances described in the rules and regulations of the SEC, the Audit Committee may approve permissible non-audit services prior to the completion of the audit in lieu of pre-approving such services. All services rendered by Haskell & White LLP during fiscal year 2025 were pre-approved by our Audit Committee.

PROPOSAL THREE

APPROVAL OF THE 2025 STOCK INCENTIVE PLAN

On June 20, 2025, the Board unanimously approved, subject to stockholder approval, the 2025 Stock Incentive Plan (the “2025 Plan”), which authorizes up to 1,775,459 shares of common stock for issuance pursuant to awards granted under the 2025 Plan. The Board believes our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees and other service providers with experience and ability, which is vital to our future success, and to align our employees’ compensation with building stockholder value. The 2025 Plan is an integral part of this strategy while also helping to preserve our cash. The 2025 Plan is designed to attract, motivate, and retain employees, directors, consultants, independent contractors and advisors of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership with the interests of our stockholders.

Our Omnibus Incentive Plan was initially adopted by the Board and approved by the Company’s sole stockholder on August 1, 1988. The Omnibus Incentive Plan has been amended and restated by the Board and the Company stockholders since May 15, 1991. The Omnibus Incentive Plan expires on June 30, 2026. As of March 31, 2025, the Omnibus Incentive Plan had 1,775,459 shares of our common stock remaining reserved for future issuance. Management believes the number of shares of common stock currently available for issuance under the Omnibus Incentive Plan is to meet its needs to provide for equity awards to participants for the next 12 months but, in the event the 2025 Plan is not approved, we will not be able to grant any new awards under the Omnibus Incentive Plan after June 30, 2026.

The Board believes the adoption of the 2025 Plan is necessary and in the best interests of our Company because of the continuing need to provide equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices. The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue. Our equity incentive plans serve as an important part of this practice and are a critical component of the overall compensation package that we offer to retain and motivate our service providers. In addition, awards under our equity incentive plans provide our service providers an opportunity to acquire or increase their ownership stake in us, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our employees, directors, consultants, independent contractors and advisors to work hard for our future growth and success. If this Proposal No. 3 is not approved by our stockholders, we believe our ability to attract and retain the talent we need to compete in our industry would be seriously and negatively impacted, and this could affect our long-term success.

A broad-based stock incentive plan focuses our employees who receive grants on achieving strong corporate performance, and we have embedded in our culture the necessity for employees to think and act as stockholders. This is an important component of our long-term employee incentive and retention plan and has been very effective in enabling us to attract and retain the talent critical for an innovative and growth-focused company. We also have granted, and in the future may grant, awards to certain employees on a targeted basis to incentivize retention and performance objectives.

Burn Rate Table

In setting and recommending to our stockholders the aggregate number of shares to authorize under the 2025 Plan, our Board and Compensation Committee considered the historical number of equity awards granted under the Omnibus Incentive Plan, as well as our three-year average burn rate for the preceding three fiscal years as follows:

Fiscal Year	Options Granted (#)	Shares Granted (#)	Total Granted (#)	Weighted Average Shares of Common Stock Outstanding (#)	Annual Burn Rate (%)
2025	115,225	—	115,225	51,379,000	0.22%
2024	179,700	—	179,700	51,366,000	0.34%
2023	504,900	—	504,900	51,984,000	0.97%

Our average burn rate for the preceding three fiscal years as set forth in the table above was 0.51%. The burn rate is the ratio of the number of shares underlying awards granted under the Omnibus Incentive Plan during a fiscal year to our weighted-average number of common shares outstanding at the corresponding fiscal year end.

As of March 31, 2025, we had 1,185,727 stock options outstanding under the Omnibus Incentive Plan with a weighted-average per share exercise price of $51.07 and a weighted-average remaining contractual term of 2.92 years, subject to time-based vesting. The 1,185,727 stock options outstanding under our Omnibus Incentive Plan and 1,775,459 shares available for issuance under the Omnibus Incentive Plan (excluding the shares subject to approval under this Proposal No. 3) represent an overhang of approximately 5.4% based on our common shares outstanding as of June 13, 2025. The shares proposed to be available for future grants under our 2025 Plan would have no impact on the overhang based on our common shares outstanding as of June 13, 2025. We calculate “overhang” as the (a) total number of shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.

Outstanding awards previously granted under the Omnibus Incentive Plan would be unaffected by the adoption of the 2025 Plan, and they would remain outstanding under the terms pursuant to which they were previously granted.

Summary of the 2025 Stock Incentive Plan

The following summary highlights the significant terms of the 2025 Plan (assuming approval under this Proposal No. 3). This summary does not contain all of the information contained in the 2025 Plan, which is set forth in full as Appendix A to this Proxy Statement. To the extent there is a conflict between this summary and the terms of the 2025 Plan, the terms of the 2025 Plan will govern.

Purposes

The purposes of the 2025 Plan are to enhance our ability to attract and retain the services of qualified employees, officers, directors, consultants and other services providers, and to provide additional incentives for such persons or entities to devote their effort and skill to the advancement of the Company by providing them an opportunity to participate in the ownership of the Company.

Shares Authorized

One million seven hundred seventy-five four hundred fifty-nine (1,775,459) shares, plus the number of shares underlying any award granted under the Omnibus Incentive Plan that expires, terminates, or is canceled or forfeited under the terms of the Omnibus Incentive Plan, will be authorized under the 2025 Plan, subject to adjustment for stock splits and other similar changes in our capital structure. If any shares subject to awards under the 2025 Plan are forfeited, expire, or are otherwise terminated without shares being issued, or an award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such award, such shares will be returned to the pool of shares available for grant and issuance under the 2025 Plan.

Limitations on Awards

No more than 1,775,459 shares may be issued pursuant to the exercise of incentive stock options.

Eligible Participants

Incentive stock options may be granted only to Company employees. All other awards may be granted to any of our employees, directors, consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Compensation Committee determines which individuals will participate in the 2025 Plan. As of June 13, 2025, there were approximately 5,085 employees and consultants and five non-employee directors eligible to participate in the 2025 Plan.

Adjustments

If the number of outstanding shares of the Company is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in our capital structure, then (a) the number of shares reserved for issuance and future grant under the 2025 Plan; (b) the exercise prices of and number of shares subject to outstanding options and stock appreciation rights; (c) the number of shares subject to other outstanding awards; (d) the maximum number of shares that may be issued as incentive stock options or other awards; and (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year, will be proportionately adjusted, subject to any required action by the Board or our stockholders and in compliance with applicable securities laws. No fraction of shares may be issued following any adjustment.

Award Types

The 2025 Plan permits the issuance of the following types of awards: non-qualified and incentive stock options, restricted stock awards, stock appreciation rights, restricted stock units and performance awards.

•

Options. Options may be non-qualified stock options or incentive stock options and may vest based on time or achievement of performance goals. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The term of options may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years.

•

Restricted Stock. A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions, which may vest based on time or achievement of performance goals. The price, if any, of a restricted stock award will be determined by the Compensation Committee.

•

Stock Appreciation Rights. Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant up to a maximum amount of cash or number of shares. The term of stock appreciation rights may not be longer than ten years.

•

Restricted Stock Units. Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance goals. If a restricted stock unit has not been forfeited, then on the date specified in the applicable agreement, we will deliver to the holder of the restricted stock unit shares of our common stock (which may be subject to additional restrictions), cash or a combination of our common stock and cash.

•

Performance Awards. Performance awards cover a number of shares of our common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares.

Non-Employee Directors

Under the 2025 Plan, non-employee directors may be granted awards either on a discretionary basis or pursuant to policy adopted by the Board, except that no non-employee director may be granted awards in any calendar year with a grant date fair value of more than $1.0 million (increased to two times such amount with respect to awards granted during the first calendar year of service).

Administration

The Compensation Committee will administer the 2025 Plan. Subject to the terms and limitations expressly set forth in the 2025 Plan, the Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and establishes the terms, conditions and other provisions of the grants. The Compensation Committee may construe and interpret the 2025 Plan and prescribe, amend and rescind any rules and regulations relating to the 2025 Plan.

Corporate Transactions

In the event of a change in control, merger, sale of all or substantially all of our assets or other similar corporate transaction, all outstanding awards will be treated as determined by the Compensation Committee. Without limiting the generality of the forgoing, the Compensation Committee may determine that any or all outstanding awards may be assumed or replaced by the successor corporation. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the awards will have their vesting accelerate as to all shares subject to such award (and any applicable rights of repurchase fully lapse) immediately prior to the consummation of the corporate transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the Compensation Committee will notify the participants that such award will be exercisable for a period of time determined by the Compensation Committee, and such awards will terminate upon the expiration of such period. Awards need not be treated similarly in a corporate transaction. Notwithstanding the foregoing, subject to the approval of the Compensation Committee, in the event of a change in control, merger, sale of all or substantially all of our assets or other similar corporate transaction, the vesting of all awards granted to non-employee directors will accelerate and such awards will become exercisable in full.

Method of Payment

The exercise price of options and the purchase price, if any, of other stock awards may be paid in cash or by check or, where expressly approved by the Compensation Committee and permitted by law, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker-assisted or other form of cashless exercise program, any combination of the foregoing or any other method permitted by applicable law.

Transferability

Except as otherwise determined by the Compensation Committee, awards granted under the 2025 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution.

Repricing Prohibited

Repricing, or reducing the exercise price of outstanding options or stock appreciation rights, or canceling in exchange for cash outstanding options or stock appreciation rights when the exercise price per share exceeds the fair market value of one share is prohibited without stockholder approval under the 2025 Plan.

Term

The 2025 Plan will terminate on August 7, 2035, unless it is earlier terminated.

Amendments

Our Board may terminate or amend the 2025 Plan at any time, provided that no action may be taken by our Board (except for adjustment for stock splits and other similar changes in our capital structure described in “Adjustments” above) without the approval of our stockholders to:

•	permit the repricing of outstanding stock options or stock appreciation rights under the 2025 Plan;

•	cancel in exchange for cash outstanding stock options or stock appreciation rights under the 2025 Plan when the exercise price per share exceeds the fair market value of one share; or

•	otherwise implement any amendment to the 2025 Plan required to be approved by stockholders.

Insider Trading Policy

Any participant that receives an award under the 2025 Plan must comply with our insider trading policy.

Clawback or Recoupment

Awards, including gains realized with respect to such awards, under the 2025 Plan will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law.

New Plan Benefits

Future benefits to executive officers and employees under the amended 2025 Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable.

Equity Compensation Plan Information

For information regarding the shares of our common stock that may be issued under our existing equity compensation plans as of March 31, 2025, refer to the section entitled “Equity Compensation Plan Information.”

U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in the 2025 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2025 Plan.

Non-Qualified Stock Options

A participant will realize no taxable income at the time a non-qualified stock option is granted under the 2025 Plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

Incentive Stock Options

A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.

Restricted Stock

A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested), or (ii) makes an election under Section 83(b) of United States Internal Revenue Code of 1986, as amended (the “Code”), to pay tax in the year the grant is made with respect to all of the shares subject to the grant. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and if granted to an employee, is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.

Stock Appreciation Rights

A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Restricted Stock Units

In general, no taxable income is realized upon the grant of a restricted stock unit award (which can be settled in cash or our common stock). The participant will generally include in ordinary income the fair market value of the award of stock (or cash, if cash settled) at the time shares of stock (or cash, if cash settled) are delivered to the participant or at the time the restricted stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount the participant recognizes ordinary income.

Performance Awards

The participant will not realize income when a performance award is granted (which can be settled in cash or our common stock), but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount the participant recognizes ordinary income.

Withholding Tax Requirements

Whenever shares are to be issued in satisfaction of awards granted under the 2025 Plan or the applicable tax event occurs, we may require the participant to remit to us an amount sufficient to satisfy applicable withholding tax requirements. Whenever payments in satisfaction of an award are to be made in cash, such payment will be net of an amount sufficient to satisfy the applicable withholding tax requirements. The Compensation Committee may require or permit the participant to satisfy applicable withholding tax requirements, in whole or in part by paying cash, electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to us already-owned shares having a fair market value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by us.

ERISA Information

The 2025 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

This summary does not purport to be complete and is qualified in its entirety by reference to the 2025 Stock Incentive Plan attached hereto as Appendix A.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of the 2025 Plan unless otherwise specified in the proxy.

Recommended Vote

Approval of the 2025 Plan requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting. Stockholders may vote “FOR,” “AGAINST,” or

“ABSTAIN” with respect to this Proposal No. 3. Abstentions will have the same effect as a vote “AGAINST” this proposal. This Proposal is a non-routine matter under applicable stock exchange rules. Broker non-votes, if any, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2025 STOCK INCENTIVE PLAN.

OTHER MATTERS

Management is not aware of any other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with the Board’s recommendation. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference into any filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit Committee carries out its responsibilities pursuant to its written charter, and the members of the fiscal year 2025 Audit Committee have prepared and submitted this Audit Committee report. Each Audit Committee member is considered independent because each member satisfies the independence requirements for board members prescribed by the applicable rules of Nasdaq and Rule 10A-3 of the Exchange Act.

Among other things, the Audit Committee oversees CorVel’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management CorVel’s audited financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2025, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements; and management’s assessment of CorVel’s internal control over financial reporting.

The Audit Committee also reviewed and discussed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of CorVel’s accounting principles and such other matters as are required to be discussed with audit committees by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee discussed with the independent registered public accounting firm their independence from management and CorVel, and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Throughout the year and prior to the performance of any such services, the Audit Committee also considered the compatibility of potential non-audit services with the independent accountant’s independence.

The Audit Committee discussed with CorVel’s independent registered public accounting firm their overall approach, scope and plans for the audit. At the conclusion of the audit, the Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of CorVel’s internal control over financial reporting and the overall quality of CorVel’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2025, for filing with the Securities and Exchange Commission.

The Audit Committee has also recommended the selection of Haskell & White LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2026.

AUDIT COMMITTEE

R. Judd Jessup, Chair

Joanna C. Burkey

Steven J. Hamerslag

Alan R. Hoops

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers as of March 31, 2025:

Name	Age	Position
Michael G. Combs	61	Chairman of the Board, Chief Executive Officer and President
Mark E. Bertels	62	Executive Vice President, Risk Management Services
Brandon T. O’Brien	45	Chief Financial Officer
Maxim Shishin	50	Chief Information Officer
Jennifer L. Yoss	47	Vice President, Accounting

The following is a brief description of the capacities in which each of our executive officers who is not also a director has served, and other biographical information. The biography of Mr. Combs appears earlier in this Proxy Statement under the section entitled “Proposal One: Election of Directors.”

Mark E. Bertels. Mr. Bertels was promoted to his current role of Executive Vice President, Risk Management Services in April 2022. In his current role, Mr. Bertels is responsible for claims, network solutions, and case management field operations enterprise-wide. Mark has been with CorVel since 1989, serving in many roles including Regional Vice President from October 2021 to April 2022, and as Area Vice President from January 2011 to October 2021. Mark has over 33 years of experience with CorVel in the risk management industry and possesses extensive knowledge of the claims and managed care services provided to claim payors and self-insured employers. Mr. Bertels holds a bachelor’s degree in psychology and a master’s degree in rehabilitation counseling from Emporia State University.

Brandon T. O’Brien. Mr. O’Brien was promoted to Chief Financial Officer in October 2018. He has been with CorVel since 2003, holding the positions of Area Vice President from 2015 to 2018, Vice President of Business Operations from 2010 to 2015, Director of Finance, Enterprise Comp from 2007 to 2010, and Manager of Analytics from 2006 to 2007. Mr. O’Brien holds a bachelor’s degree in business administration from the University of Southern California.

Maxim Shishin. Mr. Shishin was promoted to Chief Information Officer in 2017. He has been with CorVel since 2002, holding the positions of Vice President of Information Systems from February 2015 to March 2017, Director of Software Engineering from June 2014 to February 2015, Software Development Manager from February 2009 to June 2014, and Senior Software Engineer from August 2002 to February 2009. Mr. Shishin has over 21 years of technology and systems experience. His background includes vast experience with enterprise software architecture. Mr. Shishin holds a master’s degree in software engineering from Portland State University, a master’s degree in financial management from Moscow State University of Management, and a master’s degree in applied mathematics from Moscow Engineering Physics Institute.

Jennifer L. Yoss. Ms. Yoss was promoted to Vice President of Accounting in October 2018. She has been with CorVel since 2003, holding the positions of Director of Accounting from 2014 to 2017 and Manager in the Accounting department from 2003 to 2014. Ms. Yoss was previously an auditor at Grant Thornton LLP. Ms. Yoss holds a bachelor’s degree in business administration – accounting from Oregon State University.

Our executive officers are elected by the Board on an annual basis and serve at the discretion of the Board until their successors have been duly elected and qualified or until their earlier resignation or removal.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section addresses the compensation philosophy, objectives, policies, and arrangements that apply to our named executive officers (“NEOs”). The following discussion and analysis of our compensation practices and related compensation information should be read together with the Summary Compensation Table and related tables, footnotes, and disclosures set forth below, as well as our financial statements and management’s discussion and analysis of financial condition and results of operations included in our 2025 Annual Report.

The following discussion includes forward-looking statements that involve risks and uncertainties. Please see the section of this Proxy Statement entitled “Cautionary Note Regarding Forward-Looking Statements” for additional information.

Executive Summary

Our executive compensation program is designed to drive sustainable value creation for stockholders by aligning pay outcomes with operational and financial performance.

The Compensation Committee oversees our general compensation policies, determines the base salary and annual cash incentive bonuses payable to our NEOs, administers our stock incentive plans and approves equity-based awards, assesses our compensation policies and practices as they relate to risk management, and determines the compensation to be paid each year to our directors for service on the Board and its committees.

In fiscal year 2025, the Compensation Committee continued to emphasize equity-based awards, linking long-term incentives to both individual execution and corporate results, including revenue expansion, net income growth, CERIS platform expansion, client retention, and strategic investments in AI and P&C market share. Our strong financial performance in fiscal year 2025, including a 13% increase in revenue and a 27% increase in net income, supports the Compensation Committee’s decision to maintain a pay-for-performance philosophy while preserving a disciplined compensation structure.

The Compensation Committee targets a mix of fixed and variable compensation that reflects market competitiveness, internal pay equity, and individual performance and accountability. Bonuses are performance-based and linked to the achievement of measurable financial and operational goals, many of which are drawn from our annual operating plan. This balance of incentives encourages responsible growth and long-term retention, aligning our compensation program with stockholder interests.

The following table sets forth our NEOs for fiscal year 2025, the current positions they hold, and the dates they were appointed to those positions:

Named Executive Officer	Position and Date Appointed
Michael G. Combs(1)	Chairman of the Board – November 2024
Chief Executive Officer – January 2019
President – April 2017
(Principal Executive Officer)

Mark E. Bertels	Executive Vice President, Risk Management Services – April 2022

Maxim Shishin	Chief Information Officer – March 2017

Brandon T. O’Brien	Chief Financial Officer – October 2018
(Principal Financial Officer)

Jennifer L. Yoss	Vice President, Accounting – October 2018
(Principal Accounting Officer)

(1)

On November 26, 2024, V. Gordon Clemons retired as Chairman of the Board and as a member of the Board. In connection with Mr. Clemons’ retirement, Mr. Combs was appointed to the Board and elected as Chairman of the Board.

Compensation Philosophy

We operate in the medical cost containment and managed care industry. The Compensation Committee’s executive compensation philosophy is grounded in a disciplined approach that rewards individual and corporate performance, drives operational execution, and aligns executive incentives with the achievement of long-term stockholder value. The Compensation Committee seeks to attract and retain top talent that can assist us in achieving our strategic objectives, while maintaining a strategically focused compensation program that is responsive to our evolving needs.

When establishing our executive compensation program each year, the Compensation Committee is generally guided by the following key principles that it believes align closely with the achievement of our compensation objectives:

•

Reward Measurable Performance: A substantial portion of each executive’s total compensation opportunity is variable and contingent upon achieving financial and operational goals, including revenue growth and net income, as well as individual performance objectives designed to support key strategic initiatives.

•

Promote Alignment with Stockholder Interests: Equity-based compensation, which is typically issued in the form of stock options, comprises our long-term incentive compensation opportunity. These awards deliver upside only when the stock price increases, and are designed to motivate executives to drive sustained increases in stockholder value.

•

Support Talent Retention and Development: Long-term incentives are used to attract and retain high-performing executives in a competitive labor market. Compensation levels are intended to reflect role-specific responsibilities, leadership impact, and consistency with internal pay relationships across the management team.

•	Offer Market-Responsive Compensation: Total direct compensation is informed by market data that references managed care company peers with comparable revenue profiles.

•

Maintain Cost Discipline and Compensation Governance: The Compensation Committee annually reviews the program for alignment with our business strategy and risk mitigation, including a review of compensation-related risks. The committee seeks to avoid unnecessary complexity, limits fixed compensation, refrains from offering guaranteed bonuses, and provides limits on incentive compensation opportunities.

This compensation philosophy supports our focus on increasing profitably, attracting and retaining talented executives, and aligning executive officer interests with those of our stockholders over the long-term.

At our 2023 annual meeting of stockholders, our stockholders expressed overwhelming support for our compensation program and the compensation of our NEOs, with an approximately 92% approval rate for our executive officer say-on-pay resolution. In light of this support, the Company’s continued strong performance, and the continuing success of our compensation programs, the Compensation Committee made no significant changes to the overall design of our compensation program during fiscal year 2025.

Compensation Determination Framework

The Compensation Committee is responsible for overseeing the design and administration of our executive compensation program. Each year, the committee determines individual pay levels and incentive opportunities based on a review of Company performance, individual contributions, and market conditions. The Compensation Committee’s goal is to structure compensation that drives long-term stockholder value creation, reflects internal performance differentiation, and supports leadership retention. Each year, the Compensation Committee determines compensation levels and incentive targets based on recommendations from our chief executive officer, market compensation data provided by Alera Group, and internal assessments of executive performance.

Compensation Committee Meetings

The Compensation Committee meets several times each fiscal year to evaluate and approve executive compensation. In fiscal year 2025, the committee met three times. All executive compensation decisions are documented in committee minutes and made in executive session without the presence of management.

These meetings involved review of individual performance under the Company’s annual management-by-objectives (“MBO”) framework, assessment of corporate operational and financial results, evaluation of market compensation data, and review and approval of long-term equity awards. These inputs informed a number of key executive compensation decisions from base salary adjustments to the terms of time-based and performance-based stock option awards.

Chief Executive Officer Role in Recommendations

Our chief executive officer provides recommendations to the Compensation Committee with respect to the compensation of the other NEOs, which includes individual performance assessments, goal achievement, and leadership contributions, as well as analysis of the performance and potential of each NEO. Our chief executive officer does not participate in decisions regarding his own compensation. The Compensation Committee, which is comprised entirely of independent directors, makes the final determination of the compensation paid to all executive officers.

Use of Market Data and Internal Evaluations

To inform its decisions, the Compensation Committee reviews third-party compensation survey data compiled by Alera Group. The survey data generally includes companies in the services sector with revenue ranges similar to us. The committee generally considers the 50th percentile pay targets of these companies. However, while this data serves as a directional tool to evaluate competitiveness and ensure internal pay equity across roles, the committee does not adopt a formal peer group or apply rigid percentile targets.

In addition to market data, the Compensation Committee considers internal performance reviews, MBO completion, strategic contributions, and the executive’s role in advancing the Company’s financial and operational priorities. No single factor is determinative, and the committee exercises independent judgment in establishing pay levels and performance targets.

Use of Compensation Consultant

The Compensation Committee has not historically retained an external compensation consultant. Instead, it relies on market compensation data compiled by Alera Group, internal performance evaluations, and the informed judgment of the committee and our chief executive officer. The Compensation Committee believes this approach remains appropriate given the Company’s stable leadership team and continued focus on cost-containment, and the committee’s long-standing familiarity with the roles and responsibilities of each executive officer. The committee retains the discretion to engage an independent consultant in the future if circumstances warrant.

Principal Elements of Executive Compensation

The Compensation Committee structures our executive compensation program around three primary components: base salary, annual cash incentive plan awards tied to the achievement of financial and operational performance, and long-term equity incentive awards intended to drive sustained stockholder value. These components are informed by market practices within our industry and are designed to align both with our short- and long-term performance objectives. The committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of our overall compensation policy. Additionally, the Compensation Committee, together with the Board, reviews the relationship of total executive compensation to corporate performance and relative stockholder return.

The following sections describe each principal element of executive compensation in more detail, including the rationale, performance criteria, and outcomes for fiscal year 2025.

Base Salary

Each executive officer receives a base salary, which provides a fixed level of compensation necessary to attract and retain talent, and is intended to reflect each executive’s title, responsibilities and experience. Base salaries are reviewed by our Compensation Committee annually and adjusted based on factors such as individual contributions, peer group data, budgetary concerns and market conditions.

In fiscal year 2025, in setting base salaries, the Compensation Committee considered peer compensation data compiled by Alera Group and evaluated each executive’s role in delivering the Company’s strong financial performance. These assessments were informed by our chief executive officer’s evaluations, including MBO completion and comparative performance across the executive team. Salary increases for fiscal year 2025 ranged from approximately 4% to 6% across the NEOs, reflecting continued contributions to our strategic and financial goals. The Compensation Committee determined that base salary should remain a relatively modest portion of total compensation opportunity to ensure management’s interests are aligned with those of our stockholders and support long-term value creation.

Annual Performance-Based Cash Incentive Plan Awards

To reinforce the attainment of our goals, we believe a substantial portion of the annual compensation of each executive officer should be in the form of variable cash incentive pay. We use annual performance-based cash incentive plan awards to motivate and reward executives to achieve key corporate and functional objectives aligned with our strategic objectives.

Annual cash incentive plan awards are designed to reward personal contributions to our success and are earned under a structured formula. Incentive targets are set as a percentage of base salary, vary by role, and are linked to financial performance and individual achievement under our MBO framework, which may include revenue growth, leadership and personnel management and development, process and service implementation and growth, business development, software development and information technology infrastructure planning and strategy, and adherence to Company-wide internal financial reporting and controls. Annual cash incentive amounts for each executive officer are determined by the Compensation Committee based in part on the recommendation of our chief executive officer.

For fiscal year 2025, incentive opportunities ranged from 30% to 75% of base salary, with achievements exceeding established MBOs allowing up to 100% payout. Awards were weighted 50% to 75% on corporate financial performance, such as revenue growth, net income, and margin expansion, and 25% to 50% on strategic and operational MBOs tailored to each executive’s function.

We exceeded key financial targets in fiscal year 2025, including 13% revenue growth and a 27% increase in net income. Executive officers were assessed based on their respective contributions to these outcomes. MBOs addressed our strategic initiatives, including the expansion of the CERIS platform, deployment of generative AI, claims margin enhancement, client retention, technology innovation, and revenue cycle optimization. Actual incentive payouts for fiscal year 2025 ranged from approximately 23% to 53% of base salary across the NEO group, commensurate with individual performance and attainment of corporate goals. The Compensation Committee expects MBO goals to remain rigorous, strategically relevant, and aligned with enterprise-wide performance priorities.

The table below summarizes the annual cash incentive targets, amounts earned, and strategic areas of focus underlying each NEO’s MBOs for the periods presented:

Named Executive Officer	Calendar Year	Target Bonus (% of Salary)	Actual Bonus (% of Salary)(1)	MBO Themes
Michael G. Combs(2)	2025	75%	—

CERIS margin; Managed Care HUB model and P&C business growth

CERIS profitability; AI deployment; business development

Customer sales growth; DRG service expansion; margin improvement

CERIS growth; customer diversification; leadership development

Chairman of the Board, Chief Executive Officer, and President	2024	75%	52.9%
	2023	75%	54.4%
	2022	75%	47.8%

Mark E. Bertels(3)	2025	50%	—

Customer service; operational efficiency; profitability; client retention Operational metrics; client retention

Client retention; operational metrics; missed revenue recovery

Team resizing; operational consistency

Executive Vice President, Risk Management Services	2024	50%	31.9%
	2023	50%	56.7%
	2022	50%	43.8%

Maxim Shishin(4)	2025	50%	—

Operational optimization; productivity improvements; revenue growth

NS optimization; CIQ functionality; build CAT environment

CERIS DRG optimization; network development; text deployment

Network development; cloud migration; enterprise compensation

Chief Information Officer	2024	50%	44.5%
	2023	50%	44.0%
	2022	50%	37.4%

Brandon T. O’Brien(5)	2025	40%	—	P&C sales growth; financial-level improvements
Chief Financial Officer	2024	40%	36.8%	CERIS profitability analysis; financial visibility CogencyIQ; automation; revenue leakage mitigation Invoicing; pricing insights; macro/micro financials
	2023	40%	29.8%
	2022	40%	33.2%

Jennifer L. Yoss(6)	2025	30%	—

Financial reporting; accounting / HR process improvement

Financial reporting; accounting / HR systems; personnel development

Revenue leakage; accounting optimization; talent development Enterprise systems; invoicing; HR alignment

Vice President, Accounting	2024	30%	23.1%
	2023	30%	22.1%
	2022	30%	25.9%

(1)

MBOs and corresponding annual cash incentive awards are determined based on performance during each calendar year, consistent with how executive goals are established and evaluated. However, because the Company has a March 31 fiscal year end, incentive awards earned as of the end of a given calendar year are following the corresponding fiscal year end. For example, awards earned for calendar year 2024 performance were paid as fiscal year 2025 compensation and are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Similarly, cash incentive awards established for calendar year 2025 will be paid out, if earned, as fiscal year 2026 compensation.

(2)

Mr. Combs’ bonus opportunity for each fiscal year is targeted at 75% of his base salary with the ability to achieve up to 100%, with 75% of his bonus opportunity dependent on achieving overall financial performance and 25% dependent on his contributions towards achieving the most recently completed calendar year MBOs.

(3)

Mr. Bertels’ bonus opportunity for fiscal year 2026 is targeted at 50% of his base salary, with the ability to achieve up to 80%, with 87% of his bonus opportunity dependent on achieving field profit goals and 13% dependent on his contributions towards achieving his calendar year 2025 MBOs. Mr. Bertels’ bonus opportunity for fiscal years 2025, 2024, and 2023 was targeted at 50% of his base salary, with the ability to achieve up to 75%.

(4)

Mr. Shishin’s bonus opportunity for each fiscal year is targeted at 50% of his base salary with the ability to achieve up to 60%, with 33% of his bonus opportunity dependent on achieving overall financial performance and 67% dependent on his contributions towards achieving the most recently completed calendar year MBOs.

(5)

Mr. O’Brien’s bonus opportunity for each fiscal year is targeted at 40% of his base salary with the ability to achieve up to 50%, with 50% of his bonus opportunity dependent on achieving overall financial performance and 50% dependent on his contributions towards achieving the most recently completed calendar year MBOs.

(6)

Ms. Yoss’ bonus opportunity for each fiscal year is targeted at 30% of her base salary with the ability to achieve up to 40%, with 50% of her bonus opportunity dependent on achieving overall financial performance and 50% dependent on her contributions towards achieving the most recently completed calendar year MBOs.

Long-Term Equity-Based Incentive Awards

We use long-term equity-based incentive awards to support the retention of our talented executive, align the interests of our executive officers with those of our stockholders, and incentivize our executives to manage from the perspective of an owner with an equity stake in the business.

Under our Omnibus Incentive Plan, we have the ability to grant different forms of equity compensation, including stock options, restricted stock units, and stock appreciation rights. However, the Compensation Committee believes granting a mix of time- and performance-based stock options provides an effective tool to motivate executives to deliver operational excellence, while positively impacting employee retention. Stock options provide actual economic value to the executive officer if he or she remains employed by us during the vesting period, and then only if the market price of our stock appreciates over the option term. Consequently, stock options motivate executive officers by providing substantial upside compensation while simultaneously aligning the interests of executives and stockholders. We may in the future grant different forms of equity compensation, particularly if the use of certain grant types becomes more prevalent within the market generally, or if it becomes necessary to do so to recruit personnel. Other factors that may lead us to change our equity grant practices include the perceived value of different award types, the potential effect on stockholder dilution, and the financial statement cost of different awards.

For fiscal year 2025, the Compensation Committee continued its longstanding practice of granting stock options under our Omnibus Incentive Plan. All equity awards in fiscal year 2025 were delivered in the form of stock options, with a mix of time- and performance-based vesting conditions. Stock options are granted with an exercise price equal to the closing price per share of our common stock on the grant date, and provide value only to the extent our stock price appreciates after the grant date.

Award Structure and Grant Practices

The Compensation Committee administers our equity-based incentive plans for executive officers, determines the value of equity-based incentive awards to create a meaningful compensation opportunity, and establishes performance-based vesting conditions for a portion of the awards.

While there is no set formula used by the Compensation Committee to determine the size and type of equity awards granted to NEOs, the committee generally considers a range of factors, including:

•	The executive’s role and responsibilities;

•	Individual performance and leadership contributions;

•	Historical grant levels and outstanding unvested equity;

•	Potential for future responsibility and promotion;

•	Retention considerations;

•	Company performance and strategic priorities; and

•	Market data from peer companies compiled by Alera Group.

Equity awards are typically granted on a quarterly basis at scheduled meetings of the Compensation Committee. Such meetings are usually scheduled well in advance and without regard to the timing of earnings or other major announcements by us. We intend to continue this practice of approving stock-based awards concurrently with regularly scheduled meetings, unless earlier approval is required for new hires, new performance considerations, or retention purposes. We have not timed, nor do we intend to time, our release of material non-public information for the purpose of affecting the value of executive compensation.

The standard vesting terms for time-based stock options include a one-year cliff (25%) followed by monthly vesting in equal installments over the remaining three years, subject to continued employment, and generally expire five years from the grant date.

Although stock options granted to our executive officers typically contain time-vesting provisions, in fiscal years 2025, 2024, and 2023 our Compensation Committee awarded stock options with performance-vesting provisions to Messrs. Combs, Bertels, O’Brien and Shishin, as well as Ms. Yoss, all of which vest upon the achievement of certain performance criteria, approved by our Board and Compensation Committee, relating to earnings growth. The Compensation Committee does not publicly disclose these targets, as they represent competitively sensitive financial and strategic objectives. However, the Compensation Committee believes the goals are rigorous and closely aligned with stockholder value creation.

Fiscal Year 2025 Equity Grants

In fiscal year 2025, all NEOs received a mix of time- and performance-based stock option awards. Consistent with our strong financial performance, the Compensation Committee granted performance-based options to drive continued margin expansion, disciplined capital deployment, and profitable growth.

The grant date fair values of these options, calculated in accordance with ASC 718, Compensation—Stock Compensation (“ASC 718”), are included in the Summary Compensation Table. The fiscal year 2025 awards reflect each executive’s leadership in driving key initiatives, including CERIS platform expansion, AI implementation, and network solution optimization.

Equity Mix and Stockholder Alignment. The Compensation Committee believes stock option awards continue to be an effective and stockholder-aligned equity vehicle for CorVel. Unlike restricted stock or restricted stock units, options deliver value only if the stock price increases, reinforcing long-term accountability and entrepreneurial focus. The Compensation Committee may revisit the use of other equity vehicles in the future based on market trends, stockholder dilution considerations, and talent acquisition objectives.

No minimum stock ownership guidelines are currently in place for executive officers. However, the Compensation Committee considers each executive’s existing equity holdings when determining future awards.

Perquisites

Our NEOs are entitled to the same perquisites as our other employees and generally do not receive any additional perquisites as a result of their executive positions. All fulltime employees are eligible to participate in our 401(k) plan, and each such employee currently receives a discretionary matching contribution from us in an amount equal to a percentage of such employee’s first 8% of contributions. All full-time employees are eligible to participate in our ESPP which allows employs to purchase shares of our common stock at a 5% discount to the market price on the last day of a six-month purchase period. In addition, we offer health and life insurance to our employees. We also typically offer reimbursement to newly hired executive officers for relocation costs.

Post-Employment Compensation

We do not provide pension arrangements, non-qualified deferred compensation, or post-retirement health coverage for our executive officers or other employees.

Clawback and Forfeiture Policy

We maintain a Clawback and Forfeiture Policy (the “Clawback Policy”), which was adopted to comply with Section 10D and Rule 10D-1 of the Exchange Act, as implemented by applicable Nasdaq listing standards. The policy is designed to promote executive accountability in connection with our financial reporting obligations.

Pursuant to the Clawback Policy, we will seek recoupment of certain incentive-based compensation received by current or former executive officers in the event we are required to prepare an accounting restatement to correct an error that is material to previously issued financial statements. The Clawback Policy applies to incentive-based compensation that is “received” during the three completed fiscal years immediately preceding the date on which we are required to prepare the restatement. Receipt is determined in accordance with SEC rules.

Under the Clawback Policy, recoupment applies if:

•	The compensation was based, in whole or in part, on the attainment of a financial reporting measure (including any measure derived from or impacted by financial reporting);

•	The relevant financial results are subsequently restated due to material noncompliance with any financial reporting requirement under federal securities laws; and

•	The amount of compensation actually received exceeds the amount that would have been paid based on the restated results.

The Audit Committee has the discretion to determine the amount of compensation subject to recovery based upon the restated financial results, and the appropriate method of recoupment. Under the Clawback Policy, the restatement does not need to be the result of misconduct or fault by the officer for the recoupment to apply.

Summary Compensation Table

The following table sets forth all of the compensation earned by or paid to our NEOs during fiscal years 2025, 2024, and 2023. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Michael G. Combs	2025	$651,442	$—	$—	$95,669	$441,306	$3,262	$1,191,679
Chairman of the Board, Chief	2024	$626,539	$—	$—	$—	$337,218	$3,212	$966,969
Executive Officer and President	2023	$625,777	$—	$—	$1,176,522	$284,755	$3,012	$2,090,066

Mark E. Bertels	2025	$290,579	$—	$—	$112,057	$91,304	$2,860	$496,799
Executive V.P., Risk Management Services	2024	$274,371	$—	$—	$285,521	$151,905	$2,773	$714,571
	2023	$260,253	$—	$—	$369,311	$103,749	$2,537	$735,850

Maxim Shishin	2025	$300,883	$—	$—	$120,140	$132,718	$2,879	$556,620
Chief Information Officer	2024	$289,467	$—	$—	$250,405	$125,872	$2,806	$668,549
	2023	$286,535	$—	$—	$74,198	$101,593	$2,341	$464,667

Brandon T. O’Brien	2025	$284,504	$—	$—	$83,987	$103,788	$2,848	$475,127
Chief Financial Officer	2024	$273,743	$—	$—	$150,702	$80,701	$2,777	$507,923
	2023	$271,016	$—	$—	$65,996	$85,709	$2,279	$424,999

Jennifer L. Yoss	2025	$212,864	$—	$—	$64,001	$48,573	$2,439	$327,877
V.P., Accounting	2024	$201,736	$—	$—	$121,232	$43,897	$2,364	$369,229
	2023	$196,020	$—	$—	$43,698	$48,071	$2,142	$289,932

(1)

Amounts reflect the grant date fair value of option awards calculated in accordance with ASC 718. For additional information regarding the assumptions used to determine the valuation of these option awards, see Note 3, Stock Options and Stock-Based Compensation, in the Notes to Consolidated Financial Statements included in our 2025 Annual Report. In accordance with applicable SEC rules, for those option awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the grant date fair value based upon the probable outcome of such conditions.

(2)

Amounts reflect the value of cash incentive plan awards earned by our NEOs pursuant to our annual cash incentive award plan based on the achievement of MBOs established during the prior calendar year. For additional information regarding the annual cash incentive plan awards, see the section entitled “Principal Elements of Executive Compensation—Annual Performance-Based Cash Incentive Plan Awards.”

(3)	Includes matching contributions paid by us under our 401(k) savings plan and annual premiums paid by us for the purchase of group term life insurance for the benefit of each NEO as follows:

	Fiscal Year	Contributions to Section 401(k) Plan	Life Insurance Premiums
Michael G. Combs	2025	$2,300	$962
	2024	$2,250	$962
	2023	$2,050	$962

Mark E. Bertels	2025	$2,300	$560
	2024	$2,250	$523
	2023	$2,050	$487

Maxim Shishin	2025	$2,300	$579
	2024	$2,250	$556
	2023	$1,942	$399

Brandon T. O’Brien	2025	$2,300	$548
	2024	$2,250	$527
	2023	$2,025	$254

Jennifer L. Yoss	2025	$2,030	$410
	2024	$1,976	$389
	2023	$1,953	$189

Grants of Plan-Based Awards

The following table provides information regarding all grants of plan-based awards made to our NEOs during fiscal year 2025. The value of the payouts and awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs.

Name	Grant Date	Potential Payments as of the Grant Date Under Non-Equity Incentive Plan Awards(1)			Potential Payments as of the Grant Date Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Shares Underlying Options (#)(3)	Exercise Price of Option Awards ($)(4)	Grant Date Fair Value of Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael G. Combs	1/14/2025	—	483,606	644,808	—	—	3,000	—	$110.18	$95,669

Mark E. Bertels	5/16/2024	—	—	—	—	—	—	1,200	$90.08	$32,333
	1/14/2025	—	150,265	214,665	—	—	2,500	—	110.18	79,724

Maxim Shishin	5/16/2024	—	—	—	—	—	—	1,500	$90.08	$40,416
	1/14/2025	—	148,954	178,744	—	—	2,500	—	110.18	79,724

Brandon T. O’Brien	5/16/2024	—	—	—	—	—	—	750	$90.08	$20,208
	1/14/2025	—	112,691	140,863	—	—	2,000	—	110.18	63,779

Jennifer L. Yoss	5/16/2024	—	—	—	—	—	—	600	$90.08	$16,166
	1/14/2025	—	62,945	83,927	—	—	1,500	—	110.18	47,834

(1)

These amounts reflect the potential payouts under our annual cash incentive award plan for fiscal year 2025 based on the achievement of MBOs established during the prior calendar year. The amounts reflect the “maximum” and “target” payout levels under the plan. There is no “minimum” payout level under the plan. Actual payouts to our NEOs under the plan were made in February 2025. For additional information, see the section entitled “Principal Elements of Executive Compensation—Annual Performance-Based Cash Incentive Plan Awards.”

(2)

These amounts reflect the grant of option awards with performance-based vesting conditions. The option awards vest based on our achievement relative to pre-established earnings growth targets. The amounts reflect the “maximum” number of shares that may vest pursuant to the option awards if the highest level of performance is achieved. There is no “target” or “threshold” number of shares associated these awards. For additional information, see the section entitled “Principal Elements of Executive Compensation—Long-Term Equity-Based Incentive Awards.”

(3)

These amounts reflect the grant of option awards with time-based vesting conditions. The option awards will vest and become exercisable as to 25% of the shares on the first anniversary of the grant date and as to the remaining shares in 36 equal monthly installments thereafter. For additional information, see the section entitled “Principal Elements of Executive Compensation—Long-Term Equity-Based Incentive Awards.”

(4)	The exercise price of each option award is equal to the closing price of our common stock as reported by the Nasdaq Global Select Market on the date of grant.
(5)

These amounts reflect the grant date fair value of option awards calculated in accordance with ASC 718. For additional information regarding the assumptions used to determine the valuation of these option awards, refer to Note 3, Stock Options and Stock-Based Compensation, in the Notes to Consolidated Financial Statements included in our 2025 Annual Report. In accordance with applicable SEC rules, for those option awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the grant date fair value based upon the probable outcome of such conditions.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information about the equity awards granted to our NEOs that remained outstanding as of March 31, 2025:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date(2)
Michael G. Combs	—	—	3,000	(3)	110.18	1/14/2030
Chairman, Chief Executive Officer and President	21,000	15,000	—		52.00	11/3/2027
	5,021	—	14,621	(3)	52.00	11/3/2027
	15,939	6,561	—		49.63	5/12/2027
	9,360	—	—		65.72	12/8/2026
	252	249	—		39.83	5/6/2026
	156	—	—		34.44	2/4/2026

Mark E. Bertels	—	—	2,500	(3)	110.18	1/14/2030
Executive V.P., Risk Management Services	—	1,200	—		90.08	5/16/2029
	2,747	—	7,350	(3)	66.85	11/2/2028
	594	906	—		74.09	8/10/2028
	2,510	—	4,800	(3)	52.00	11/3/2027
	1,455	795	—		54.54	8/4/2027
	11,157	4,593	—		49.63	5/12/2027
	5,847	—	—		65.72	12/8/2026
	672	78	—		52.65	8/5/2026
	1,005	45	—		39.83	5/6/2026
	1,200	—	—		34.44	2/4/2026
	900	—	—		29.23	11/5/2025
	900	—	—		26.50	7/31/2025

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date(2)

Maxim Shishin	—	—	2,500	(3)	110.18	1/14/2030
Chief Information Officer	—	1,500	—		90.08	5/16/2029
	2,354	—	6,300	(3)	66.85	11/2/2028
	594	906	—		74.09	8/10/2028
	1,882	—	3,600	(3)	52.00	11/3/2027
	1,062	438	—		49.63	5/12/2027
	7,020	—	—		65.72	12/8/2026
	2,016	234	—		52.65	8/5/2026
	2,301	99	—		39.83	5/6/2026
	30,000	—	—		29.23	11/5/2025
	2,400	—	—		26.50	7/31/2025

Brandon T. O’Brien	—	—	2,000	(3)	110.18	1/14/2030
Chief Financial Officer	—	750	—		90.08	5/16/2029
	1,373	—	3,675	(3)	66.85	11/2/2028
	417	633	—		74.09	8/10/2028
	1,569	—	3,000	(3)	52.00	11/3/2027
	1,062	438	—		49.63	5/12/2027
	5,847	—	—		65.72	12/8/2026
	2,118	93	—		39.83	5/6/2026
	1,250	—	—		29.23	11/5/2025
Jennifer L. Yoss	—	—	1,500	(3)	110.18	1/14/2030
Vice President, Accounting	—	600	—		90.08	5/16/2029
	1,177	—	3,150	(3)	66.85	11/2/2028
	237	363	—		74.09	8/10/2028
	1,099	—	2,100	(3)	52.00	11/3/2027
	639	261	—		49.63	5/12/2027
	2,100	—	—		65.72	12/8/2026
	1,005	45	—		39.83	5/6/2026

(1)	These option awards will vest and become exercisable as to 25% of the shares on the first anniversary of the grant date and as to the remaining shares in 36 equal monthly installments thereafter.
(2)	The expiration date of each option award is five years after the grant date.
(3)	These option awards vest and become exercisable based on the achievement of certain performance criteria related to earnings growth.

Option Exercises and Stock Vested

The following table provides information regarding the number of shares of common stock acquired upon exercise of option awards by our NEOs during fiscal year 2025. The values realized upon exercise of option awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amount that will actually be received by our NEOs upon the sale of the shares.

Name	Option Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Michael G. Combs	14,043	1,038,119
CEO and President
Mark E. Bertels	2,550	198,836
Executive VP, Risk Management Services
Maxim Shishin	29,475	2,137,582
Chief Information Officer
Brandon T. O’Brien	8,950	665,612
Chief Financial Officer
Jennifer L. Yoss	9,795	648,550
V.P., Accounting

(1)

Pursuant to SEC rules, the aggregate dollar value realized upon exercise of option awards is computed by multiplying the number of shares by the difference between the closing price of our common stock as reported by the Nasdaq Global Select Market on the applicable exercise dates and the exercise price of the applicable option awards.

Employment, Severance and Change-in-Control Agreements

Employment Agreements

None of our NEOs is party to an individual employment agreement. All executive officers serve at the discretion of the Board and are employed on an at-will basis.

On November 26, 2024, V. Gordon Clemons retired as Chairman of the Board and as a member of the Board. In connection with his retirement, his Employment Agreement and Covenant Not to Compete previously entered into with the Company was terminated.

Severance and Change-in-Control Agreements

We do not have any arrangements with our NEOs that provide for severance payments or benefits, except in connection with a change-in-control transaction. We do not provide payments or benefits upon any other termination event, including a resignation, termination without cause, termination for good reason, or termination due to death or disability.

In the event of a corporate change-in-control transaction, each outstanding stock option granted under our Omnibus Incentive Plan will automatically become exercisable as to all of the underlying shares immediately prior to the effective date of the corporate change in control transaction. However, no acceleration will occur if (a) such option is either to be assumed by the successor corporation or replaced by a comparable option to purchase shares of the successor corporation, (b) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the option spread existing at the time of the corporate change in control transaction and incorporating the same vesting schedule applicable to the option, or (c) acceleration of such option is subject to other applicable limitations imposed by the Compensation Committee at the time of grant.

The Compensation Committee, as the administrator of our Omnibus Incentive Plan, has the authority to provide for accelerated vesting of the shares of common stock underlying any outstanding stock options held by any of our NEOs in connection with certain changes in control or the subsequent termination of the officer’s employment following a change in control.

The following table provides information about the payments and benefits that would have been paid or provided to our NEOs in the event a termination of employment had occurred following a change-in-control transaction assuming the termination had occurred on March 31, 2025. The severance benefits primarily relate to the accelerated vesting of all outstanding and unvested option awards granted under our Omnibus Incentive Plan prior to the effective date of the change-in-control transaction. The amounts reflected in the table are in addition to amounts that would have been payable for accrued but unpaid base salary, accrued paid time off, accrued but unpaid annual cash incentive plan awards, and reimbursement of expenses.

	Termination Following a Change in Control
Name	Cash	Number of Shares Subject to Accelerated Vesting (#)	Value of Accelerated Option Vesting (1) ($)
Michael G. Combs	—	51,728	3,017,370
Mark E. Bertels	—	28,987	1,703,296
Maxim Shishin	—	49,629	3,605,396
Brandon T. O’Brien	—	13,636	764,697
Jennifer L. Yoss	—	6,257	337,459

(1)

The aggregate dollar value that may be realized upon the accelerated vesting of option awards is computed by multiplying the number of option shares subject to acceleration by the difference between the closing price of our common stock as reported by the Nasdaq Global Select Market on March 31, 2025 and the exercise price of the applicable option awards. In the event of an actual change-in-control transaction, the value of our common stock may be significantly different than this assumed value, in which case the value realized by our NEOs upon the vesting of the option awards may differ significantly.

Pay Ratio

General

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of our principal executive officer to the median of the annual total compensation of all of our employees (excluding our principal executive officer), or our median employee. During fiscal year 2025, our principal executive officer was Michael G. Combs, our Chairman of the Board, Chief Executive Officer, and President.

Annual Total Compensation

For fiscal year 2025, the annual total compensation of our principal executive officer was $1,191,679, and the annual total compensation of our median employee was $61,863, each as calculated in a manner consistent with Item 402(u). The annual total compensation for our principal executive officer is consistent with the amount reflected in the Summary Compensation Table.

Pay Ratio

Based on this information, the fiscal year 2025 ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee was approximately 19:1.

Determination of Median Employee

Consistent with Item 402(u), we identified our median employee as of March 31, 2025 by (a) aggregating for each applicable employee (i) annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly, temporary and seasonal employees), (ii) overtime paid for hourly employees, (iii) bonus or sales commission earned by our employees, and (iv) the value of equity awards granted to our employees in fiscal year 2025, and (b) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all of our full-time and part-time employees worldwide, excluding Mr. Combs. We did not include any contractors or workers employed through a third-party provider in our employee population. After identifying our median employee, we calculated that individual’s fiscal year 2025 total annual compensation in accordance with the requirements of applicable SEC rules.

Other Information

The pay ratio we have reported above is a reasonable estimate calculated in a manner consistent with applicable SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio we have reported above.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
we are providing the following information regarding the relationship between “compensation actually paid” to our named executive officers (“
NEOs
”) and certain of our financial performance metrics. Amounts included as “compensation actually paid” do not represent the value of cash compensation and equity awards actually received by our NEOs, but rather are amounts calculated pursuant to SEC rules that include, among other things, the year-over-year changes in the “fair value” of unvested equity-based awards. Additional information regarding our variable compensation philosophy, the structure of our compensation program, and compensation decisions made this year is described in the section entitled “
Compensation Discussion and Analysis
.”
Pay-Versus-Performance
Table
The following table provides information regarding “compensation actually paid” to our Chief Executive Officer and President, who is our principal executive officer (“
PEO
”), and our other
non-PEO
NEOs for each of our fiscal years ended March 31, 2025, 2024, 2023, 2022 and 2021 and our financial performance for each such fiscal year:

					Value of Initial $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (1)(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2) ($)	Total Stockholder Return ($)	Peer Group Total Stockholder Return (3) ($)	Net Income (in thousands) ($)	Diluted Earnings per Share ($)
2025	1,191,679	2,140,427	464,106	2,247,009	200	96	95,165	1.83
2024	966,969	1,901,252	485,139	1,937,349	256	85	76,252	1.47
2023	2,090,066	3,389,141	413,594	2,313,754	349	116	66,365	1.26
2022	1,420,744	4,464,818	482,747	5,014,662	309	124	66,410	1.22
2021	1,510,130	3,728,177	467,858	3,419,311	188	149	46,356	0.85

(1)	The table below includes the name of each individual serving as an NEO during our last five fiscal years, including our PEO:

Fiscal Year	PEO	Non-PEO NEOs
2025	Michael G. Combs	Mark E. Bertels, Maxim Shishin, Brandon T. O’Brien, Jennifer L. Yoss
2024	Michael G. Combs	V. Gordon Clemons, Mark E. Bertels, Maxim Shishin, Brandon T. O’Brien, Jennifer L. Yoss
2023	Michael G. Combs	V. Gordon Clemons, Mark E. Bertels , Maxim Shishin, Brandon T. O’Brien, Jennifer L. Yoss
2022	Michael G. Combs	V. Gordon Clemons, Diane J. Blaha, Maxim Shishin, Brandon T. O’Brien, Jennifer L. Yoss
2021	Michael G. Combs	V. Gordon Clemons, Diane J. Blaha, Maxim Shishin, Brandon T. O’Brien, Jennifer L. Yoss

(2)
The table below provides the adjustments to the Summary Compensation Table total compensation made to arrive at the compensation actually paid to the PEO and the aver
a
ge compensation actually paid to the
non-PEO
NEOs:

Fiscal Year	Executives	Summary Compensation Table Total ($)	Minus – Amount Reported in the “Option Awards” Column in the Summary Compensation Table ($)	Plus – Fair Value of Awards Granted During Covered Fiscal Year that Remain Outstanding and Unvested as of Covered Fiscal Year End ($) (a)	Plus/Minus – Change in Fair Value of Outstanding and Unvested Awards Granted in Prior Fiscal Years ($) (b)	Plus/Minus – Change in Fair Value of Awards Granted During Prior Fiscal Years that Vested During the Covered Fiscal Year ($) (c)	Minus Fair Value of Awards Granted During Prior Fiscal Years that were Forfeited During the Covered Fiscal Year ($)	Compensation Actually Paid ($)
2025	PEO	1,191,679	95,669	53,113	343,505	647,799	—	2,140,427
	Average for Non- PEO NEOs	464,106	95,046	428,028	187,966	1,261,955	—	2,247,009

2024	PEO	966,969	—	—	701,539	232,744	—	1,901,252
	Average for Non- PEO NEOs	485,139	178,369	676,067	565,128	389,384	—	1,937,349

2023	PEO	2,090,066	1,176,522	—	2,387,906	90,528	(2,836)	3,389,141
	Average for Non- PEO NEOs	413,594	148,254	—	1,917,315	138,017	(6,918)	2,313,754

2022	PEO	1,420,744	309,939	—	1,780,517	1,573,496	—	4,464,818
	Average for Non- PEO NEOs	482,747	150,374	—	2,759,634	1,922,655	—	5,014,662

2021	PEO	1,510,130	543,248	77,425	1,802,464	912,931	(31,525)	3,728,177
	Average for Non- PEO NEOs	467,858	174,865	—	2,286,279	878,058	(38,019)	3,419,311

(a)	The fair value amounts are calculated in accordance with ASC Topic 718 Compensation – Stock Compensation (“ ASC 718 ”), determined as of the covered fiscal year end.
(b)	The fair value amounts are determined based on the change in fair value from the prior fiscal year end to the covered fiscal year end calculated in accordance with ASC 718.
(c)	The fair value amounts are determined based on the change in fair value from the prior fiscal year end to the vesting date calculated in accordance with ASC 718.

(3)	The peer group used for this purpose is the Nasdaq Healthcare Services Index.
Tabular List of Company Financial Performance Measures
As described in greater detail in the section entitled “
Compensation Discussion and Analysis
,” our executive compensation program reflects a variable compensation philosophy. The metrics that we use for both our annual cash incentive awards and long-term, equity-based incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial

4
7

performance measures used by the Company to link “compensation actually paid” to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Most Important Financial Performance Measures
Earnings per Share
Revenue
Income Before Income Taxes
Relationship Between Compensation Actually Paid and Performance Measures
In accordance with SEC rules, the charts below illustrate how “compensation actually paid” to our NEOs aligns with our Company’s financial performance as measured by our TSR, our peer group TSR, our net income and our earnings per share:
Compensation Actually Paid Compared to Total Stockholder Return

Compensation Actually Paid vs. Total Stockholder Return
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
400
350
300
250
200
150
100
50
0
2021
2022
2023
2024
2025
PEO
NEO Avg.
TSR
Peer Group TSR

4
8

Compensation Actually Paid Compared to Net Income

Compensation Actually Paid vs. Net Income
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2021
2022
2023
2024
2025
PEO
NEO Avg.
Net Income

Compensation Actually Paid Compared to Earnings Per Share

Compensation Actually Paid vs. Earnings Per Share
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2021
2022
2023
2024
2025
PEO
NEO Avg.
Earnings per Share

DIRECTOR COMPENSATION

Director Compensation

Pursuant to our nonemployee director compensation program, for fiscal year 2025, each non-employee director received: (i) 23,000 for each Board meeting attended in person, (ii) $1,000 for each telephonic Board meeting attended, and (iii) $1,000 for each in-person or telephonic committee meeting attended (provided the committee meeting was not in conjunction with a duly convened Board meeting). The Chairman of the Audit Committee separately received an annual retainer of $4,000 for serving in that capacity and an additional $1,000 for each committee meeting attended. Except as indicated above, no nonemployee director received any cash retainers or fees for any other services provided to the Board or any committee during fiscal year 2025. Nonemployee directors are reimbursed for reasonable expenses incurred in connection with providing services to the Board, including expenses associated with attending Board and committee meetings.

The nonemployee directors are eligible to receive annual grants of option awards, subject to the discretion of the Compensation Committee. Newly appointed nonemployee directors are eligible to receive initial onboarding grants of option awards, subject to the discretion of the Compensation Committee.

On August 1, 2024, each non-employee director, other than Mr. Clemons and Ms. Burkey, was granted an annual option award to purchase 1,500 shares at an exercise price equal to the fair market value on the grant date. Each of these grants will become exercisable in four equal annual installments with the first such installment becoming exercisable on the first anniversary of the grant date, provided the director continues to provide service to us through the applicable vesting dates. On August 1, 2024, Mr. Clemons was granted an annual option award to purchase 2,250 shares subject to the same vesting terms. Mr. Clemons was granted a larger option award due to his executive officer role as Chairman of the Board as of the grant date.

Ms. Burkey was appointed to the Board in August 2024. On August 1, 2024, Ms. Burkey was granted an initial onboarding option award to purchase 10,500 shares at an exercise price equal to the fair market value on the grant date in connection with her appointment to the Board. This grant will become exercisable in four equal annual installments with the first such installment to become exercisable twelve months following the grant date, provided Ms. Burkey continues to provide service to us through the applicable vesting dates. Ms. Burkey did not receive an annual option award during fiscal year 2025.

On the date of the Annual Meeting, the Compensation Committee expects to grant to each nonemployee director who is then serving on the Board as of that date an option award to purchase an additional 1,500 shares at an exercise price equal to the fair market value on the grant date. Each of these grants will become exercisable in four equal annual installments with the first such installment becoming exercisable on the first anniversary of the grant date, provided the director continues to provide service to us through the applicable vesting dates.

In the future, any adjustments to our non-employee director program will be approved by the Compensation Committee.

Mr. Combs, our Chairman of the Board, Chief Executive Officer, and President is not eligible to receive additional compensation for service to the Board.

Director Compensation Table

The following table sets forth all compensation paid or awarded to our nonemployee directors during fiscal year 2025. The amounts set forth in the table have been calculated in accordance with applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our nonemployee directors.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)(2)	All Other Compensation ($)		Total ($)
V. Gordon Clemons	$57,543	(3)	$116,794	$275	(4)	$174,612
Joanna C. Burkey	73,000		545,036	—		591,036
Steven J. Hamerslag	98,000		77,862	—		175,862
Alan R. Hoops	99,000		77,862	—		176,862
R. Judd Jessup	106,000		77,862	—		183,862
Jeffrey J. Michael	95,000		77,862	—		172,862

(1)

Amounts reflect the grant date fair value of option awards calculated in accordance with ASC 718. For additional information regarding the assumptions used to determine the valuation of these option awards, see Note 3, Stock Options and Stock-Based Compensation, in the Notes to Consolidated Financial Statements included in our 2025 Annual Report.

(2)

As of March 31, 2025, the aggregate number of shares of common stock underlying option awards held by each of our non-employee directors was as follows: Mr. Clemons – 6,563; Ms. Burkey – 10,500 shares; Mr. Hamerslag – 27,000 shares, Mr. Hoops – 72,000 shares, Mr. Jessup – 72,000 shares, and Mr. Michael – 72,000 shares.

(3)

Consists of $51,000 of fees paid to Mr. Clemons as compensation for serving as a director and $6,543 paid to Mr. Clemons as salary for services provided in connection with his executive officer role as Chairman of the Board. On November 26, 2024, Mr. Clemons retired as Chairman of the Board and as a member of the Board.

(4)

Includes $162 of matching contributions paid by us under our 401(k) savings plan and $113 in annual premiums paid by us for the purchase of group term life insurance for the benefit of Mr. Clemons prior to his retirement.

Impact of Accounting and Tax Treatment of Compensation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to public companies for compensation paid in excess of $1.0 million to “covered employees” as defined under Section 162(m). Prior to its amendment by the Tax Cuts and Jobs Act (the “TCJA”), which was enacted December 22, 2017, there was an exception to this $1.0 million deduction limitation for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA amended Section 162(m) to eliminate this exception for performance-based compensation, effective for taxable years following December 31, 2017. The $1.0 million compensation limit was also expanded to apply to a public company’s chief financial officer and apply to certain individuals who were covered employees in years other than the then-current taxable year. Our Compensation Committee maintains a practice of considering the anticipated tax treatment to the Company in its review and establishment of compensation programs and awards. The Compensation Committee intends to continue to consider the deductibility of compensation as a factor in assessing whether a particular arrangement is appropriate, considering the goals of maintaining a competitive executive compensation system, motivating executives to achieve corporate performance objectives and increasing stockholder value.

Compensation Committee Interlocks and Insider Participation

Messrs. Hoops and Michael served as members of the Compensation Committee during fiscal year 2025. Mr. Michael is the President and Chief Executive Officer of Corstar, a beneficial owner of more than 10% of the outstanding shares of our common stock. No member of the Compensation Committee was, during fiscal year 2025, an employee or officer of ours or was formerly an officer of ours.

During fiscal year 2025, no current executive officer of ours served as a member of the board or compensation committee of any other entity that has or had one or more executive officers serving as a member of our Board or Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s compensation discussion and analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the committee recommended to the Board that the compensation discussion and analysis be included in this Proxy Statement and incorporated by reference into the 2025 Annual Report.

The foregoing report was submitted by the Compensation Committee of the Board and shall not be deemed soliciting material or filed with the SEC or subject to Regulation 14A or 14C promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act. Notwithstanding CorVel’s incorporation of the foregoing report by reference into its Annual Report on Form 10-K, the foregoing report shall be deemed furnished in the 2025 Annual Report on and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act as a result of such furnishing.

COMPENSATION COMMITTEE

Alan R. Hoops, Chair

Jeffrey J. Michael

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of March 31, 2025, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	A		B		C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (#)
Equity compensation plans approved by stockholders(1)	1,185,727	(1)	$51.07	(2)	1,621,884	(3)
Equity compensation plans not approved by stockholders	—		—		—
Total	1,185,727		$51.07		1,621,884

(1)

Excludes purchase rights that have accrued under the ESPP. Under the ESPP, each eligible employee may purchase shares of our common stock at semi-annual intervals on the last business day of March and September each year at a purchase price per share equal to 95% of the fair market value of a share of our common stock on the last day of the relevant purchase period.

(2)	Reflects the weighted average exercise price of option awards granted pursuant to the Incentive Plan. We have not issued any warrants or other rights to acquire shares of our common stock.
(3)

Includes shares available for future issuance under the Incentive Plan and the ESPP. As of March 31, 2025, an aggregate of 1,775,450 shares were available for issuance under the Incentive Plan and 1,032,161 shares were available for issuance under the ESPP. Share issuances under the Incentive Plan will not reduce or otherwise affect the number of shares available for issuance under the ESPP and vice versa.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of March 31, 2025, certain information concerning the shares of our common stock beneficially owned by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our outstanding common stock, (ii) each director or director nominee, (iii) each of our named executive officers (named in the section entitled “Summary Compensation Table” above), and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding common stock beneficially owned by each of them. Unless otherwise indicated, the principal address of each of the stockholders below is c/o CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned(1)
Jeffrey J. Michael 15600 Wayzata Blvd., Suite 309 Wayzata, MN 55391	19,467,645	(2)	37.86%

Corstar Holdings, Inc. 15600 Wayzata Blvd., Suite 309 Wayzata, MN 55391	18,852,108	(2)	36.71%

Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067	5,717,805	(3)	11.13%

Blackrock, Inc. 55 East 52nd Street New York, NY 10055	4,378,269	(4)	8.52%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	3,397,311	(5)	6.61%

V. Gordon Clemons 5128 Apache Plume Road, Suite 400 Fort Worth, Texas 76109	2,467,476	(6)	4.81%

Steven J. Hamerslag	332,750	(7)	*

Alan R. Hoops	201,651	(8)	*

R. Judd Jessup	186,081	(9)	*

Michael G. Combs	101,510	(10)	*

Maxim Shishin	57,372	(11)	*

Mark E. Bertels	32,761	(12)	*

Brandon T. O’Brien	29,680	(13)	*

Jennifer L. Yoss	8,603	(14)	*

Joanna C. Burkey	—	(15)	*

All current executive officers and directors as a group (10 individuals)	22,887,470	(16)	44.56%

*	Less than 1%

(1)

Applicable percentage ownership is based on 51,359,544 shares of common stock outstanding as of March 31, 2025. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options exercisable within 60 days of March 31, 2025 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by any person holding such options but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other person.

(2)

Includes 18,852,108 shares owned by Corstar (for which it shares the power to vote and dispose of these shares with Mr. Michael according to the Schedule 13G/A of Corstar filed February 14, 2025), 551,787 shares owned directly by Mr. Michael, a director of ours and of Corstar, and 63,750 shares subject to options held by Mr. Michael that are exercisable within 60 days of March 31, 2025. Mr. Michael is the President, Chief Executive Officer and a director of Corstar. In addition, Mr. Michael is the trustee of the Michael Family Grantor Trust (formerly Michael Acquisition Corporation Trust), which is the sole shareholder of Corstar. Based on the foregoing, Mr. Michael may be deemed to have beneficial ownership of the shares of our common stock held by Corstar. Mr. Michael disclaims such beneficial ownership except to the extent of any indirect pecuniary interest therein.

(3)

According to the Schedule 13G/A of Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson”), filed on February 13, 2024, Kayne Anderson, in its capacity as investment advisor, has the sole power to vote 4,049,796 shares, shared power to vote 1,065,444 shares, sole power to dispose of 4,652,361 shares, and shared power to dispose of 1,065,444 shares.

(4)

According to the Schedule 13G/A of Blackrock, Inc. (“Blackrock”), filed on January 25, 2024, Blackrock, in its capacity as an investment advisor, has sole power to vote 4,309,839 shares and sole power to dispose of 4,378,269 shares.

(5)

According to the Schedule 13G/A of The Vanguard Group (“Vanguard”), filed on February 13, 2024, Vanguard, in its capacity as investment advisor, has shared power to vote 48,561 shares, sole power to dispose of 3,319,323 shares, and shared power to dispose of 77,988 shares.

(6)

According to the Form 4 of Mr. Clemons, filed on February 14, 2025, includes 2,467,476 shares owned directly and 1,941 shares are subject to options that are exercisable within 60 days of March 31, 2025.

(7)	Includes 314,000 shares owned indirectly through Mr. Hamerslag’s family trust, and 18,750 shares subject to options held by Mr. Hamerslag that are exercisable within 60 days of March 31, 2025.
(8)

Includes 118,213 shares owned indirectly by Mr. Hoops through his irrevocable family trust, 19,688 shares owned directly by Mr. Hoops, and 63,750 shares subject to options held by Mr. Hoops that are exercisable within 60 days of March 31, 2025.

(9)	Includes 122,331 shares owned directly by Mr. Jessup and 63,750 shares subject to options that are exercisable within 60 days of March 31, 2025.
(10)	Includes 47,097 shares owned directly by Mr. Combs and 54,413 shares subject to options that are exercisable within 60 days of March 31, 2025.
(11)	Consists of 7,050 shares owned directly by Mr. Shishin and 50,322 shares subject to options that are exercisable within 60 days of March 31, 2025.
(12)	Includes 2,586 shares owned directly by Mr. Bertels and 30,175 shares subject to options that are exercisable within 60 days of March 31, 2025.
(13)	Includes 15,654 shares owned directly by Mr. O’Brien and 14,026 shares subject to options that are exercisable within 60 days of March 31, 2025.
(14)	Includes 2,088 shares owned directly by Ms. Yoss and 6,515 shares subject to options that are exercisable within 60 days of March 31, 2025.
(15)	Director nominee Ms. Burkey does not hold CorVel common stock.
(16)	Includes the information set forth in notes 2, 5, 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16 above.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

Under Item 404 of Regulation S-K, a related-person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, since the beginning of our last fiscal year, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Pursuant to its written charter, the Audit Committee is responsible for reviewing and approving all related person transactions and potential conflict of interest situations involving any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons.

The Audit Committee also has adopted written policies and procedures for related person transactions that require the Audit Committee to review any proposed transaction with related persons to determine if it rises to the level of a related person transaction covered by Item 404 of Regulation S-K and, if it does, then such related person transaction must be approved or ratified by the disinterested members of the Audit Committee. Our management must disclose to the Audit Committee all material information regarding actual and proposed related person transactions known to them that involve our directors, nominees for director, executive officers, persons known to be 5% or greater beneficial owners of our stock, and any member of the immediate family of any of the foregoing persons. A related person will not be deemed to have a material interest in a transaction if the interest arises only: (a) from the person’s position as a director of another corporation or organization that is a party to the transaction; or (b) from the direct or indirect ownership by such person and all other related persons, in the aggregate, of less than a 10% equity interest in another person or entity (other than a partnership) which is a party to the transaction; or (c) from a combination of both (a) and (b); or (d) from the person’s position as a limited partner in a partnership in which the person and all other related persons, have an interest of less than 10%, and the person is not a general partner of and does not hold another position in the partnership.

Other than as described above and as described in the section entitled “Executive Compensation – Compensation Discussion and Analysis,” since April 1, 2023, there was not, and there is not currently proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. Each related-person transaction is reviewed and approved or ratified by our Audit Committee.

The Audit Committee has determined the following categories of transactions will be deemed preapproved by the Audit Committee, notwithstanding the fact that they are related-person transactions:

•	compensation to executive officers determined by the Compensation Committee;

•	compensation to directors determined by the Compensation Committee or the Board; and

•	transactions in which all security holders receive proportional benefits.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than 10% of a registered class of our securities to file initial reports of ownership of our securities and reports of changes in such ownership with the SEC.

Based solely on our review of the Section 16(a) reports that have been filed by or on behalf of our officers, directors, and persons who own more than 10% of a registered class of our securities, as well as written representations from our officers and directors, we believe all such persons complied on a timely basis with the filing requirements of Section 16(a) during fiscal year 2025, except for the following Section 16(a) reports, which were inadvertently not filed on a timely basis: one Form 4 report covering three transactions on February 20, 2025, by Jeffrey J. Michael; one Form 4 report covering one transactions on August 8, 2024, by R. Judd Jessup; one Form 4 report covering one transaction on July 11, 2024, by Corstar Holdings Inc.; one Form 4 report covering one transaction on May 16, 2024, by Mark E. Bertels; one Form 4 report covering one transaction on May 16, 2024, by Maxim Shishin; one Form 4 report covering one transaction on May 16, 2024, by Jennifer L. Yoss; and one Form 4 report covering one transaction on May 16, 2024, by Brandon T. O’Brien.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the Annual Meeting, a number of brokers with account holders who are Company stockholders will be “householding” the proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the proxy materials, please notify your broker or the Company. Direct your written request to CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth Texas 76109, Attention: Corporate Secretary. The Company undertakes to promptly deliver a separate set of the proxy materials promptly upon receiving your written request. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SEC rules permit us to print an individual’s multiple accounts on a single set of Annual Meeting materials. To take advantage of this opportunity, we have summarized on one set of Annual Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted stockholder prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Annual Meeting materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A number of brokerage firms have instituted householding. They will have their own procedures for stockholders who wish to receive individual copies of the proxy materials.

ADDITIONAL INFORMATION

We filed with the SEC our 2025 Annual Report on May 23, 2025. A copy of the 2025 Annual Report has been made available concurrently with this Proxy Statement to stockholders entitled to notice of and to vote at the Annual Meeting, and is posted at https://materials.proxyvote.com/221006. No separate annual report to the stockholders was prepared. The Annual Report made available to stockholders is not incorporated into this Proxy Statement and is not considered “soliciting material.” Our 2025 Annual Report, as well as certain other reports, proxy statements and other information regarding us, are available on the Securities and Exchange Commission’s website at https://www.sec.gov. In addition, we will provide without charge a copy of our 2025 Annual Report to any stockholder upon written request addressed to our corporate Secretary, CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, and will furnish upon request any exhibits to the 2025 Annual Report upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits.

By Order of the Board of Directors,

Richard J. Schweppe

Secretary

June 24, 2025

Fort Worth, Texas

Appendix A

CORVEL CORPORATION

2025 STOCK INCENTIVE PLAN

As adopted by the Board of Directors on June 20, 2025

and made effective as of the Effective Date

ARTICLE 1

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, terms not otherwise defined herein will have the meanings indicated below:

2.1 “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Appreciation Right, Restricted Stock Unit or Performance Award.

2.2 “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award (and country-specific appendix thereto for grants to non-U.S. Participants), which will be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Cause” means termination of Service because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Subsidiary, the Participant’s conviction for or guilty plea to a felony, or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud; (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (c) any material breach by the Participant of any provision of any agreement between the Company or any Subsidiary and the Participant regarding the terms of the Participant’s Service, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Officer, Director, Non-Employee Director or Consultant of the Company or a Subsidiary, other than as a result of having a Disability; (d) Participant’s disregard of the policies of the Company or any Subsidiary, such as discrimination, harassment, performance of illegal or unethical activities or ethical misconduct, so as to cause, or which is reasonably likely to cause, loss, damage or injury to the property, reputation or employees of the Company or a Subsidiary, or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Subsidiary.

The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 12.11. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, in which case the definition in such other employment agreement or Award Agreement will supersede this definition as it relates to that Participant.

2.5 “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.6 “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan or part of the Plan has been delegated as permitted by law.

2.7 “Common Stock” means the Common Stock of the Company.

2.8 “Company” means CorVel Corporation or any successor corporation.

2.9 “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

2.10 “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this clause (a) the acquisition of additional securities by any one Person who owns more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by a member of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided, however, that for purposes of this clause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

2.11 “Director” means a member of the Board.

2.12 “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

2.13 “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.

2.14 “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

2.15 “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17 “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

2.18 “Fair Market Value” means, as of any date, the value of a share of the Common Stock determined as follows: (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable, or (c) if none of the foregoing is applicable, by the Board or the Committee in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code.

2.19 “Insider” means an officer or director of the Company or any other person whose transactions in the Common Stock are subject to Section 16 of the Exchange Act.

2.20 “IRS” means the United States Internal Revenue Service.

2.21 “Non-Employee Director” means a Director who is not an Employee of the Company or any Subsidiary.

2.22 “Option” means an award of an option to purchase Shares pursuant to Article 4 or Article 9.

2.23 “Participant” means a person who holds an Award under this Plan.

2.24 “Performance Award” means cash or stock granted pursuant to Article 8 or Article 9.

2.25 “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target or index or group of comparator companies, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied: (a) revenue; (b) net revenue; (c) earnings (which may include earnings before interest; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; and other metrics based on or derived from earnings); (d) operating income; (e) operating margin; (f) operating profit; (g) net operating profit; (h) net profit; (i) gross margin (or gross margin as a percentage of revenue); (j) operating expenses (or operating expenses as a percentage of revenue); (k) net income; (l) earnings per share (and other metrics based on or derived from earnings per share); (m) total stockholder return; (n) market share; (o) return on assets; (p) the trading price of the Common Stock; (q) return on equity; (r) return on invested capital; (s) cash flow (including free cash flow or operating cash flow); (t) individual business objectives; (u) objective operating goals; (v) employee metrics; (w) contract values or backlog; (x) bookings; (y) overhead or other expense reduction; (z) credit rating; (aa) strategic plan development and implementation; (bb) succession plan development and implementation; (cc) improvement in workforce diversity; (dd) customer indicators; (ee) new product invention or innovation; and (ff) improvements in productivity. The Committee may provide for one or more adjustments to the Performance Factors.

2.26 “Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.

2.27 “Performance Share” means an Award granted pursuant to Article 8 or Article 9.

2.28 “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

2.29 “Plan” means this CorVel Corporation 2025 Stock Incentive Plan, as may be amended.

2.30 “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

2.31 “Restricted Stock Award” means an award of Shares pursuant to Article 5 or Article 9 or issued pursuant to the early exercise of an Option.

2.32 “Restricted Stock Unit” means an Award granted pursuant to Article 7 or Article 9.

2.33 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.34 “SEC” means the United States Securities and Exchange Commission.

2.35 “Securities Act” means the United States Securities Act of 1933, as amended.

2.36 “Service” means service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Subsidiary, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave; (b) military leave or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Subsidiary or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee will have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor will not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.

2.37 “Shares” means shares of the Common Stock and the common stock of any successor entity.

2.38 “Stock Appreciation Right” means an Award granted pursuant to Article 6 or Article 9.

2.40 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.41 “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

2.42 “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

ARTICLE 3

PLAN SHARES

3.1 Number of Shares Available. Subject to adjustment as provided in Section 3.2 and Section 3.5, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 1,775,459 Shares.

3.2 Lapsed, Returned Awards. If any Shares subject to an Award or an award granted under the CorVel Corporation Restated Omnibus Incentive Plan, as amended (such plan, the “Prior Plan” and any such award, a “Prior Plan Award”) are forfeited, an Award or Prior Plan Award expires or otherwise terminates without issuance of Shares, or an Award or Prior Plan Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or Prior Plan Award (including on payment in Shares upon exercise of a SAR), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan or Prior Plan Award under the Prior Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards or Prior Plan Award that were not issued upon the settlement of the Award or Prior Plan Award.

3.3 Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

3.4 Limitations; Eligibility. No more than 1,775,459 Shares will be issued pursuant to the exercise of ISOs. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. If an Award is cancelled, the cancelled Award shall continue to be counted toward the limitation in this Section 3.4.

3.5 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in the capital structure of the Company, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 3.1; (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs; (c) the number of Shares subject to other outstanding Awards; and (d) the maximum number of shares that may be issued as ISOs or other Awards set forth in Section 3.4, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.

ARTICLE 4

OPTIONS

4.1 Options. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the terms on which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this Section 4.1.

4.2 Option Grant. All Options will be granted pursuant to an Award Agreement. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, subject to vesting upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Award Agreement. If the Option vests upon the satisfaction Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option, and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

4.3 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.

4.4 Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.5 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 12.1 and the Award Agreement and in accordance with any procedures established by the Company.

4.6 Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan, and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator) and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 3.5. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Option, by the number of Shares as to which the Option is exercised.

4.7 Termination of Service. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative or authorized assignee no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant is terminated for Cause, then Participant’s Options will expire on such Participant’s date of termination of Service or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

4.8 Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

4.9 Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 4.9, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

4.10 Modification or Extension. Subject in all cases to Section 12.8, the Committee may modify or extend outstanding Options (but not beyond their original term) and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended or otherwise altered will be treated in accordance with Section 424(h) of the Code.

4.11 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1 Restricted Stock Awards. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price (if any), the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award.

5.2 Award Agreement. All Restricted Stock Awards will be granted pursuant to an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price (if any), within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

5.3 Purchase Price. The Purchase Price (if any) for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price (if any) must be made in accordance with Section 12.1, the Award Agreement and any procedures established by the Company.

5.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Award Agreement, or a combination thereof. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; and (b) select from among the Performance Factors to be used to measure performance goals, if any. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

5.5 Termination of Service. Except as may be set forth in the Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1 Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (x) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (y) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement).

6.2 Terms of SARs. All SARs will be made pursuant to an Award Agreement. The Committee will determine the terms of each SAR, including: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; and (c) the consideration to be distributed on settlement of the SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will (a) determine the nature, length and starting date of any Performance Period for each SAR and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

6.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement. The Award Agreement will set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, Section 4.7 also will apply to SARs.

6.4 Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (x) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (y) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

6.5 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 7

RESTRICTED STOCK UNITS

7.1 Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash and/or by issuance of Shares (which may consist of Restricted Stock).

7.2 Terms of RSUs. All RSUs will be granted pursuant to an Award Agreement. The Committee will determine the terms of an RSU including: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the amount (including any minimum amount), nature (which may include cash, Shares or a combination of both) and valuation of the consideration to be paid or distributed on settlement; and (d) such other terms as the Committee may determine. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will (a) determine the nature, length and starting date of any Performance Period for the RSU; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

7.3 Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

7.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 8

PERFORMANCE AWARDS

8.1 Performance Awards. A Performance Award is an award to an eligible Employee, Consultant or Director of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash or by issuance of those Shares (which may consist of Restricted Stock).

8.2 Terms of Performance Shares. All Performance Awards will be granted pursuant to an Award Agreement. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that will determine the time and extent to which each Performance Award will be settled; and (d) the consideration to be distributed on settlement. In establishing Performance Factors and the Performance Period the Committee will: (a) determine the nature, length and starting date of any Performance Period; and (b) select from among the Performance Factors to be used to measure performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Factors and other criteria.

8.3 Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period), or in a combination thereof.

8.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 9

GRANTS TO NON-EMPLOYEE DIRECTORS

9.1 Grants To Non-Employee Directors. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Article 9 may be automatically made pursuant to a policy adopted by the Board or made from time to time as determined in the discretion of the Board. No Non-Employee Director may be granted Awards pursuant to this Article 9 in any calendar year with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1,000,000. The limitation in the preceding sentence of this Section 9.1 shall be multiplied by two (2) with respect to Awards granted to a Non-Employee Director during the first calendar year in which the Non-Employee Director provides services as a Non-Employee Director.

9.2 Eligibility. Awards pursuant to this Article 9 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive Awards under this Article 9.

9.3 Vesting, Exercisability and Settlement. Except as set forth in Article 11, Awards will vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

ARTICLE 10

ADMINISTRATION OF THE PLAN

10.1 Committee Composition; Authority.

(a) This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, provided, however, the Board will establish the terms for the grant of Awards to Non-Employee Directors. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Committee shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Committee intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall at all times consist solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

(b) The Committee will have the authority to: (i) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan; (ii) prescribe, amend and rescind rules and regulations relating to this Plan or any Award; (iii) select persons to receive Awards; (iv) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including the exercise price, the time or times when Awards may vest and be exercised (which may be based on Performance Factors) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine; (v) determine the number of Shares or other consideration subject to Awards; (vi) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary; (vii) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of or as alternatives to other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company; (viii) grant waivers of Plan or Award conditions; (ix) determine the vesting, exercisability and payment of Awards; (x) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement; (xi) determine whether an Award has been earned; (xii) reduce or waive any criteria with respect to Performance Factors; (xiii) adjust Performance Factors; (xiv) adopt terms and conditions, rules and procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States; and (xv) make all other determinations necessary or advisable for the administration of this Plan.

10.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant.

10.3 Section 16 of the Exchange Act. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 10.3, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

11.4 Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

11.5 Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such sub-plans and/or modifications will be attached to this Plan as appendices); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in Section 3.4 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States law.

ARTICLE 11

CORPORATE TRANSACTIONS

11.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction, the outstanding Awards will be treated as determined by the Committee in its sole discretion (subject to the following provisions of this paragraph) without a Participant’s consent. Without limiting the generality of the foregoing, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, (as provided above) pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participants in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated equally or similarly in connection with a Corporate Transaction.

11.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan (“Substitute Awards”). Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Participant under Section 3.4, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

11.3 Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, subject to the approval of the Committee, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

ARTICLE 12

MISCELLANEOUS

12.1 Payment for Share Purchases. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement): (a) by cancellation of indebtedness of the Company to the Participant; (b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled; (c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company; (d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan; (e) by any combination of the foregoing or (f) by any other method of payment as is permitted by applicable law.

12.2 Withholding Taxes. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company or to the Parent or Subsidiary employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by paying cash, electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company.

12.3 Transferability. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by (i) the Participant or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees and (c) in the case of all awards except ISOs, by a Permitted Transferee.

12.4 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. Dividend Equivalent Rights will not be granted in connection with any Options or SARs. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 12.5.

12.5 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

12.6 Certificates. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any exchange controls or securities law restrictions to which the Shares are subject.

12.7 Escrow. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

12.8 Repricing Prohibited. Other than pursuant to Section 3.5, the Committee will not (a) amend the terms of outstanding Options or SARs to reduce the Exercise Price of outstanding Options or SARs; (b) cancel outstanding Options or SARs when the Exercise Price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Corporate Transaction); or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in any case without prior stockholder approval.

12.9 Deferrals. The Committee may determine that the delivery of Shares, payment of cash or a combination thereof upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made only in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Committee may provide for distributions while a Participant is providing Services to the Company or any Parent or Subsidiary.

12.10 Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

12.11 No Obligation To Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate Participant’s employment or other relationship at any time.

12.12 Adoption and Stockholder Approval. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

12.13 Term of Plan; Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

12.14 Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval or amend Section 13.8; provided further, that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted.

12.15 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.16 Insider Trading Policy. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees and Directors of the Company.

12.17 All Awards Subject to Company Clawback or Recoupment Policy. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

12.18 Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A) that are otherwise required to be made under the Plan or any Award Agreement to a “specified employee” (as defined under Section 409A) as a result of his or her “separation from service” (as defined below) (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such “separation from service” and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period (or, if earlier, within 10 business days following the date of death of the specified employee) or as soon as administratively practicable within 60 days thereafter, but in no event later than the end of the applicable taxable year. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of continuous Service” or like terms shall mean “separation from service.”

CORVEL CORPORATION ATTN: SHARON O’CONNOR 5128 APACHE PLUME ROAD, SUITE 400 FORT WORTH, TEXAS 76109	SCAN TO VIEW MATERIALS & VOTE
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on Wednesday, August 6, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Wednesday, August 6, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our Company to mail proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote by Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76416-P35420       KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — —— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CORVEL CORPORATION The Board of Directors recommends you vote “FOR ALL” of the director nominees:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	To elect six directors, each to serve until the annual meeting of stockholders to be held in 2026 or until his or her successor has been duly elected and qualified; Nominees:	☐	☐	☐

01) Michael G. Combs
02) Joanna C. Burkey
03) Steven J. Hamerslag
04) Alan R. Hoops
05) R. Judd Jessup
06) Jeffrey J. Michael

The Board of Directors recommends you vote “FOR” Proposal Two:						For	Against	Abstain

2.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026; and					☐	☐	☐

The Board of Directors recommends you vote “FOR” Proposal Three:						For	Against	Abstain

3.	To approve the 2025 Stock Incentive Plan.					☐	☐	☐

Note: We may also consider and vote upon any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting:

The Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report on Form 10-K are

available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V76417-P35420

CORVEL CORPORATION Annual Meeting of Stockholders Thursday, August 7, 2025 8:30 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of CorVel Corporation (the “Company”) to be held on Thursday, August 7, 2025 at 8:30 a.m. Pacific Time, and the proxy statement relating to the 2025 Annual Meeting, and appoints Richard J. Schweppe and Sharon O’Connor, and each of them individually, to serve as proxies of the undersigned, with full power of substitution, to vote all shares of common stock of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2025 Annual Meeting, to be held at 4330 SE International Way, Milwaukie, Oregon 97222, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

Continued and to be signed on the reverse side.